UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157
                                   ----------

                              FRANKLIN GLOBAL TRUST
                              ---------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000
                                                   -------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 1/31/09
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


FRANKLIN LARGE CAP EQUITY FUND



JANUARY 31, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Global Trust

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                                    (GRAPHIC)

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                                    FRANKLIN
                              LARGE CAP EQUITY FUND
        (FORMERLY, FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                         Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................    1
SEMIANNUAL REPORT
Franklin Large Cap Equity Fund ...........................................    3
Performance Summary ......................................................    8
Your Fund's Expenses .....................................................   11
Financial Highlights and Statement of Investments ........................   13
Financial Statements .....................................................   20
Notes to Financial Statements ............................................   24
Shareholder Information ..................................................   33

Shareholder Letter

Dear Shareholder:

The six-month period ended January 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, and a new administration, the country was eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed semiannual report for Franklin Large Cap Equity Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JANUARY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin Large Cap Equity Fund
(formerly, Fiduciary Large Capitalization Growth and Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Equity Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in equity securities of large capitalization companies with market capitalizations within the top 50% of companies in the Russell 1000(R) Index, or of more than $5 billion, at the time of purchase.(1) The Fund attempts to keep taxable capital gains distributions relatively low.

This semiannual report for Franklin Large Cap Equity Fund covers the period ended January 31, 2009.

PERFORMANCE OVERVIEW

Franklin Large Cap Equity Fund - Advisor Class had a cumulative total return of -36.84% for the six months ended January 31, 2009. The Fund under-performed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -33.95% total return during the same period.(2) On September 30, 2008, the Fund began offering Class A, C and R shares. The Fund's Class A shares had a -27.71% cumulative total return from their inception through January 31, 2009. For this period, the S&P 500 had a -28.52% total return.(2) You can find other Fund performance data in the Performance Summary beginning on page 8.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ECONOMIC AND MARKET OVERVIEW

During the six-month period ended January 31, 2009, economic conditions deteriorated. The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                              Semiannual Report | 3
declined. The government's abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.6% by period-end.(3) Economic growth, as measured by gross domestic product (GDP), fell in the third and fourth quarters of 2008 at annualized rates of 0.5% and an estimated 6.2%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/09

                                  (BAR CHART)

Pharmaceuticals                                  10.1%
Communications Equipment                          6.6%
Food Products                                     6.5%
Energy Equipment & Services                       6.2%
Oil, Gas & Consumable Fuels                       6.0%
Electrical Equipment                              5.4%
Capital Markets                                   3.7%
Insurance                                         3.7%
Diversified Telecommunication Services            3.5%
Biotechnology                                     3.5%
Food & Staples Retailing                          3.5%
Software                                          3.3%
Electronic Equipment, Instruments & Components    3.3%
Aerospace & Defense                               2.8%
Specialty Retail                                  2.7%
Diversified Financial Services                    2.5%
Other                                            18.5%
Short-Term Investments & Other Net Assets         8.2%

Oil prices stood at $124 per barrel at the beginning of the period, but retreated dramatically to $42 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly during the period, and January's inflation rate was an annualized 0.0%.(3) Core inflation, which excludes food and energy costs, rose at a 1.7% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs intended to enhance market liquidity.

Market volatility intensified during the reporting period as stocks fluctuated wildly and Treasury prices soared. This period was among the worst in history for U.S. stock market performance. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -28.52%, the broader S&P 500 a -33.95% total return, and the technology-heavy NASDAQ Composite Index a -36.21% total return.(2) All sectors lost value, and the financials, materials and industrials sectors had the largest declines.

INVESTMENT STRATEGY

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of

(3.) Source: Bureau of Labor Statistics.


                              4 | Semiannual Report
individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the level of dividends a company has paid. We employ a thematic approach to identify sectors that may benefit from longer-term dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

TOP 10 EQUITY HOLDINGS
1/31/09

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY                                     NET ASSETS
---------------                                     ----------
Exxon Mobil Corp.                                      4.0%
   OIL, GAS & CONSUMABLE FUELS
Harris Corp.                                           2.8%
   COMMUNICATIONS EQUIPMENT
United Technologies Corp.                              2.8%
   AEROSPACE & DEFENSE
Teva Pharmaceutical Industries Ltd., ADR (Israel)      2.8%
   PHARMACEUTICALS
Johnson & Johnson                                      2.7%
   PHARMACEUTICALS
The Home Depot Inc.                                    2.7%
   SPECIALTY RETAIL
Nestle SA (Switzerland)                                2.7%
   FOOD PRODUCTS
Chubb Corp.                                            2.6%
   INSURANCE
JPMorgan Chase & Co.                                   2.5%
   DIVERSIFIED FINANCIAL SERVICES
Schering-Plough Corp.                                  2.4%
   PHARMACEUTICALS

MANAGER'S DISCUSSION

During the six months under review, the Fund's underperformance relative to its benchmark, the S&P 500, was mainly due to stock selection in the industrials and energy sectors.(4) In particular, the Fund's industrials holdings in diversified equipment manufacturer Terex (sold by period-end) and turbine manufacturer Vestas Wind Systems (not an index component) were negatively impacted by the onset of the deep recession as well as falling oil prices and the decline in demand for energy.

In the energy sector, major detractors from performance during the review period included oil and gas services companies Schlumberger, Transocean and National Oilwell Varco. According to our research, the values of energy sector stocks have been more volatile than the underlying change in oil prices. Although these holdings contributed greatly to return during the upswing in oil prices, they detracted as much or more from performance as oil prices plummeted during the review period.

On a more positive note, stock selection and an underweighted allocation in the troubled financials sector aided the Fund's relative return.(5) Our stake in Chubb, which declined less than the sector and the market, and our decision to sell Bank of America contributed to relative performance.

On an absolute basis, major contributors to performance included oil and gas company Exxon Mobil, wireless communications provider Verizon Communications and media conglomerate Time Warner. Exxon Mobil benefited

(4.) The industrials sector comprises aerospace and defense, electrical equipment, industrial conglomerates, and machinery in the SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

(5.) The financials sector comprises capital markets, commercial banks, diversified financial services and insurance in the SOI.


                              Semiannual Report | 5
from its numerous upstream (oil exploration, extraction, shipping and wholesale operations) and downstream (marketing, refining and retail operations) business assets. Verizon's shares pulled back sharply in the first half of 2008 but then stabilized during the review period, in our view, largely because of the company's high dividend and low cyclicality. We sold our holdings in Time Warner at a gain during the period.

Thank you for your continued participation in Franklin Large Cap Equity Fund. We look forward to serving your future investment needs.

(PHOTO OF S. MACKINTOSH PULSIFER)


/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer

(PHOTO OF KENNETH J. SIEGEL)


/s/ Kenneth J. Siegel

Kenneth J. Siegel

(PHOTO OF LINDA KROUNER)


/S/ Linda Krouner

Linda Krouner

Portfolio Management Team
Franklin Large Cap Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

S. MACKINTOSH PULSIFER is vice president and chief investment officer of Fiduciary International, Inc. (Fiduciary). He manages individual, foundation and trust portfolios. He is co-chairman of the Asset Allocation Committee and a member of Fiduciary's Management Committee. Mr. Pulsifer joined Fiduciary Trust Company International (Fiduciary Trust) in 1988 after 15 years managing portfolios at a private, independent investment counsel firm based in New York City. Mr. Pulsifer earned an A.B. from Bowdoin College and an M.B.A. from New York University Graduate School of Business Administration.

KENNETH J. SIEGEL is vice president of Fiduciary and is responsible for managing core equity portfolios. Mr. Siegel is a member of Fiduciary's Equity Strategy Committee. Prior to joining Fiduciary Trust in 1996, Mr. Siegel was with Fuji Bank and Trust Company for two years where he managed balanced institutional portfolios. He was also with The Bank of Tokyo Trust Company for five years, where he managed a commingled convertible securities fund as well as institutional portfolios. Mr. Siegel earned a B.S. from Rider University and an M.B.A. from Fairleigh Dickinson University. He is a member of the New York Society of Security Analysts.

LINDA KROUNER is portfolio manager of Fiduciary for individual and trust portfolios. She is a member of the firm's Equity Strategy Committee. Prior to joining Fiduciary Trust in 2001, Ms. Krouner was a portfolio manager at Neuberger Berman, Prudential Securities and BT Alex Brown. Ms. Krouner earned a B.A. in mathematics from New York University, and master's degrees in mathematics from Cornell University and in business administration from Columbia University.


                              Semiannual Report | 7

Performance Summary as of 1/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                       CHANGE   1/31/09   9/30/08
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       -$1.65    $3.76     $5.41
DISTRIBUTIONS (9/30/08-1/31/09)
Dividend Income                   $0.0110
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1580

CLASS C (SYMBOL: N/A)                       CHANGE   1/31/09   9/30/08
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       -$1.65    $3.76     $5.41
DISTRIBUTIONS (9/30/08-1/31/09)
Dividend Income                   $0.0052
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1522

CLASS R (SYMBOL: N/A)                       CHANGE   1/31/09   9/30/08
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       -$1.65    $3.76     $5.41
DISTRIBUTIONS (9/30/08-1/31/09)
Dividend Income                   $0.0076
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1546

ADVISOR CLASS (SYMBOL: FLCIX)               CHANGE   1/31/09   7/31/08
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$2.44    $3.76     $6.20
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                   $0.0180
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1650


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE AND AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        INCEPTION (9/30/08)
-------                                        -------------------
Cumulative Total Return(2)                           -27.71%
Aggregate Total Return(3)                            -31.87%
Value of $10,000 Investment(4)                      $ 6,813
Aggregate Total Return (12/31/08)(5)                 -26.25%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.44%
      With Waiver                       1.30%

CLASS C                                        INCEPTION (9/30/08)
-------                                        -------------------
Cumulative Total Return(2)                           -27.81%
Aggregate Total Return(3)                            -28.51%
Value of $10,000 Investment(4)                      $ 7,149
Aggregate Total Return (12/31/08)(5)                 -22.62%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.09%
      With Waiver                       1.95%

CLASS R                                        INCEPTION (9/30/08)
-------                                        -------------------
Cumulative Total Return(2)                           -27.77%
Aggregate Total Return(3)                            -27.77%
Value of $10,000 Investment(4)                      $ 7,223
Aggregate Total Return (12/31/08)(5)                 -21.82%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.59%
      With Waiver                       1.45%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------------                           -------          -------   -------   -------
Cumulative Total Return(2)               -36.84%          -39.46%   -20.42%   -23.32%
Average Annual Total Return(7)           -36.84%          -39.46%    -4.47%    -2.62%
Value of $10,000 Investment(4)          $ 6,316          $ 6,054   $ 7,958   $ 7,668
Avg. Ann. Total Return (12/31/08)(5)                      -38.80%    -2.45%    -1.79%
   Total Annual Operating Expenses(6)
      Without Waiver                              1.09%
      With Waiver                                 0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                              Semiannual Report | 9

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR, WHICH MAY RESULT IN INCREASED VOLATILITY. THE FUND'S INVESTMENTS IN FOREIGN COMPANY STOCKS INVOLVE SPECIAL RISKS INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Since Classes A, C and R have existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Average annual total return represents the average annual change in value of an investment over the periods indicated.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/08      VALUE 1/31/09   PERIOD* 8/1/08-1/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual (9/30/08-1/31/09)                         $1,000           $  722.90             $ 3.78
Hypothetical (5% return before expenses)         $1,000           $1,018.70             $ 6.56
CLASS C
Actual (9/30/08-1/31/09)                         $1,000           $  721.90             $ 5.82
Hypothetical (5% return before expenses)         $1,000           $1,015.17             $10.11
CLASS R
Actual (9/30/08-1/31/09)                         $1,000           $  722.30             $ 4.36
Hypothetical (5% return before expenses)         $1,000           $1,017.69             $ 7.58
ADVISOR CLASS
Actual                                           $1,000           $  631.60             $ 4.07
Hypothetical (5% return before expenses)         $1,000           $1,020.21             $ 5.04

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.29%; C: 1.99%; R:
     1.49%; and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical for all share classes; Actual for Advisor Class) to reflect the one-half year period. For actual Class A, C and R expenses, the multiplier is 124/365 to reflect the number of days since inception.


                             12 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP EQUITY FUND

                                                                 PERIOD ENDED
                                                             JANUARY 31, 2009(a)
CLASS A                                                          (UNAUDITED)
-------                                                      -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $  5.41
                                                                   -------
Income from investment operations(b):
   Net investment income(c) ..............................              --(d)
   Net realized and unrealized gains (losses) ............           (1.49)
                                                                   -------
Total from investment operations .........................           (1.49)
                                                                   -------
Less distributions from:
   Net investment income .................................           (0.01)
   Net realized gains ....................................           (0.15)
                                                                   -------
Total distributions ......................................           (0.16)
                                                                   -------
Net asset value, end of period ...........................         $  3.76
                                                                   =======
Total return(e) ..........................................          (27.71)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ........            1.57%
Expenses net of waiver and payments by affiliates(g) .....            1.29%
Net investment income ....................................            0.40%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $   976
Portfolio turnover rate ..................................           44.40%

(a)  For the period September 30, 2008 (effective date) to January 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

                                                                 PERIOD ENDED
                                                             JANUARY 31, 2009(a)
CLASS C                                                          (UNAUDITED)
-------                                                      -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $  5.41
                                                                   -------
Income from investment operations(b):
   Net investment income (loss)(c) .......................             (--)(d)
   Net realized and unrealized gains (losses) ............           (1.49)
                                                                   -------
Total from investment operations .........................           (1.49)
                                                                   -------
Less distributions from:
   Net investment income .................................           (0.01)
   Net realized gains ....................................           (0.15)
                                                                   -------
Total distributions ......................................           (0.16)
                                                                   -------
Net asset value, end of period ...........................         $  3.76
                                                                   =======
Total return(e) ..........................................          (27.81)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ........            2.27%
Expenses net of waiver and payments by affiliates(g) .....            1.99%
Net investment income (loss) .............................           (0.30)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $    30
Portfolio turnover rate ..................................           44.40%

(a)  For the period September 30, 2008 (effective date) to January 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

                                                                 PERIOD ENDED
                                                             JANUARY 31, 2009(a)
CLASS R                                                          (UNAUDITED)
-------                                                      -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $  5.41
                                                                   -------
Income from investment operations(b):
   Net investment income(c) ..............................              --(d)
   Net realized and unrealized gains (losses) ............           (1.49)
                                                                   -------
Total from investment operations .........................           (1.49)
                                                                   -------
Less distributions from:
   Net investment income .................................           (0.01)
   Net realized gains ....................................           (0.15)
                                                                   -------
Total distributions ......................................           (0.16)
                                                                   -------
Net asset value, end of period ...........................         $  3.76
                                                                   =======
Total return(e) ..........................................          (27.77)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ........            1.77%
Expenses net of waiver and payments by affiliates(g) .....            1.49%
Net investment income ....................................            0.20%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $     3
Portfolio turnover rate ..................................           44.40%

(a)  For the period September 30, 2008 (effective date) to January 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

                                                         SIX MONTHS ENDED                     YEAR ENDED JULY 31,
                                                         JANUARY 31, 2009   -------------------------------------------------------
ADVISOR CLASS                                               (UNAUDITED)       2008        2007        2006        2005        2004
-------------                                            ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................        $  6.20       $  7.28     $  6.63     $  7.15     $  6.77     $  5.91
                                                              -------       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ..........................           0.02          0.05        0.04        0.04        0.08        0.03
   Net realized and unrealized gains (losses) ........          (2.29)        (0.48)       1.14        0.13        0.74        0.90
                                                              -------       -------     -------     -------     -------     -------
Total from investment operations .....................          (2.27)        (0.43)       1.18        0.17        0.82        0.93
                                                              -------       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income .............................          (0.02)        (0.06)      (0.04)      (0.04)      (0.08)      (0.03)
   Net realized gains ................................          (0.15)        (0.59)      (0.49)      (0.65)      (0.36)      (0.04)
                                                              -------       -------     -------     -------     -------     -------
Total distributions ..................................          (0.17)        (0.65)      (0.53)      (0.69)      (0.44)      (0.07)
                                                              -------       -------     -------     -------     -------     -------
Redemption fees(c) ...................................             --            --          --(d)       --          --          --
                                                              -------       -------     -------     -------     -------     -------
Net asset value, end of period .......................        $  3.76       $  6.20     $  7.28     $  6.63     $  7.15     $  6.77
                                                              =======       =======     =======     =======     =======     =======
Total return(e) ......................................         (36.84)%       (6.66)%     18.27%       2.22%      12.38%      15.78%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates ........................................           1.27%         1.03%       1.03%       1.02%       1.01%       1.02%
Expenses net of waiver and payments by
   affiliates ........................................           0.99%(g)      1.03%(g)    1.03%(g)    1.02%(g)    1.01%(g)    0.98%
Net investment income ................................           0.70%         0.67%       0.63%       0.57%       1.13%       0.43%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................        $43,323       $75,891     $89,971     $91,915     $94,536     $82,921
Portfolio turnover rate ..............................          44.40%        51.54%      41.86%      54.63%      47.08%      48.04%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2009 (UNAUDITED)

    FRANKLIN LARGE CAP EQUITY FUND                                                  COUNTRY        SHARES       VALUE
    ------------------------------                                              --------------   ---------   -----------
    COMMON STOCKS 91.8%
    AEROSPACE & DEFENSE 2.8%
    United Technologies Corp. ...............................................    United States      26,000   $ 1,247,740
                                                                                                             -----------
    BEVERAGES 1.6%
    Diageo PLC, ADR .........................................................   United Kingdom      12,900       700,986
                                                                                                             -----------
    BIOTECHNOLOGY 3.5%
(a) Celgene Corp. ...........................................................    United States      18,000       953,100
(a) Genentech Inc. ..........................................................    United States       7,200       584,928
                                                                                                             -----------
                                                                                                               1,538,028
                                                                                                             -----------
    CAPITAL MARKETS 3.7%
    The Bank of New York Mellon Corp. .......................................    United States      16,200       416,988
    BlackRock Inc. ..........................................................    United States       2,100       228,480
    Invesco Ltd. ............................................................    United States      85,000     1,002,150
                                                                                                             -----------
                                                                                                               1,647,618
                                                                                                             -----------
    CHEMICALS 1.9%
    Air Products and Chemicals Inc. .........................................    United States       8,000       402,400
    Monsanto Co. ............................................................    United States       6,000       456,360
                                                                                                             -----------
                                                                                                                 858,760
                                                                                                             -----------
    COMMERCIAL BANKS 1.1%
    Wells Fargo & Co. .......................................................    United States      26,000       491,400
                                                                                                             -----------
    COMMUNICATIONS EQUIPMENT 6.6%
(a) Cisco Systems Inc. ......................................................    United States      56,200       841,314
    Harris Corp. ............................................................    United States      29,000     1,255,410
    QUALCOMM Inc. ...........................................................    United States      24,400       843,020
                                                                                                             -----------
                                                                                                               2,939,744
                                                                                                             -----------
    COMPUTERS & PERIPHERALS 2.1%
(a) EMC Corp. ...............................................................    United States      83,000       916,320
                                                                                                             -----------
    DIVERSIFIED FINANCIAL SERVICES 2.5%
    JPMorgan Chase & Co. ....................................................    United States      44,000     1,122,440
                                                                                                             -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
    Singapore Telecommunications Ltd. .......................................      Singapore       597,000     1,052,192
    Verizon Communications Inc. .............................................    United States      17,000       507,790
                                                                                                             -----------
                                                                                                               1,559,982
                                                                                                             -----------
    ELECTRIC UTILITIES 1.0%
    Exelon Corp. ............................................................    United States       7,900       428,338
                                                                                                             -----------
    ELECTRICAL EQUIPMENT 5.4%
    ABB Ltd. ................................................................     Switzerland       81,000     1,057,144
(a) SunPower Corp., A .......................................................    United States      19,200       644,352
(a) Vestas Wind Systems AS ..................................................       Denmark         13,800       673,685
                                                                                                             -----------
                                                                                                               2,375,181
                                                                                                             -----------
    ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 3.3%
(a) Agilent Technologies Inc. ...............................................    United States      42,000       759,360
(a) Trimble Navigation Ltd. .................................................    United States      46,000       681,720
                                                                                                             -----------
                                                                                                               1,441,080
                                                                                                             -----------


                             Semiannual Report | 17

Franklin Global Trust

    FRANKLIN LARGE CAP EQUITY FUND                                                  COUNTRY        SHARES       VALUE
    ------------------------------                                              --------------   ---------   -----------
    COMMON STOCKS (CONTINUED)
    ENERGY EQUIPMENT & SERVICES 6.2%
(a) National Oilwell Varco Inc. .............................................    United States      37,000   $   978,280
    Schlumberger Ltd. .......................................................    United States      23,000       938,630
(a) Transocean Ltd. .........................................................    United States      15,000       819,300
                                                                                                             -----------
                                                                                                               2,736,210
                                                                                                             -----------
    FOOD & STAPLES RETAILING 3.5%
    Costco Wholesale Corp. ..................................................    United States      14,400       648,432
    CVS Caremark Corp. ......................................................    United States      33,000       887,040
                                                                                                             -----------
                                                                                                               1,535,472
                                                                                                             -----------
    FOOD PRODUCTS 6.5%
    Cadbury PLC .............................................................   United Kingdom     104,700       848,735
    Kellogg Co. .............................................................    United States      19,500       851,955
    Nestle SA ...............................................................     Switzerland       34,000     1,177,639
                                                                                                             -----------
                                                                                                               2,878,329
                                                                                                             -----------
    HEALTH CARE EQUIPMENT & SUPPLIES 1.0%
    Becton Dickinson and Co. ................................................    United States       6,000       436,020
                                                                                                             -----------
    INDUSTRIAL CONGLOMERATES 1.4%
    General Electric Co. ....................................................    United States      52,200       633,186
                                                                                                             -----------
    INSURANCE 3.7%
    AFLAC Inc. ..............................................................    United States      21,400       496,694
    Chubb Corp. .............................................................    United States      27,000     1,149,660
                                                                                                             -----------
                                                                                                               1,646,354
                                                                                                             -----------
    INTERNET SOFTWARE & SERVICES 1.1%
(a) Google Inc., A ..........................................................    United States       1,500       507,795
                                                                                                             -----------
    IT SERVICES 1.0%
    Accenture Ltd., A .......................................................    United States      14,000       441,840
                                                                                                             -----------
    MACHINERY 1.9%
    Danaher Corp. ...........................................................    United States      15,000       838,950
                                                                                                             -----------
    METALS & MINING 1.0%
    Rio Tinto PLC ...........................................................   United Kingdom      20,000       437,757
                                                                                                             -----------
    OIL, GAS & CONSUMABLE FUELS 6.0%
    ConocoPhillips ..........................................................    United States      19,000       903,070
    Exxon Mobil Corp. .......................................................    United States      23,000     1,759,040
                                                                                                             -----------
                                                                                                               2,662,110
                                                                                                             -----------
    PHARMACEUTICALS 10.1%
    Johnson & Johnson .......................................................    United States      21,000     1,211,490
    Roche Holding AG ........................................................     Switzerland        6,900       971,906
    Schering-Plough Corp. ...................................................    United States      60,400     1,060,624
    Teva Pharmaceutical Industries Ltd., ADR ................................       Israel          30,000     1,243,500
                                                                                                             -----------
                                                                                                               4,487,520
                                                                                                             -----------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.7%
    Intel Corp. .............................................................    United States      60,100       775,290
                                                                                                             -----------


                             18 | Semiannual Report

Franklin Global Trust

    FRANKLIN LARGE CAP EQUITY FUND                                                  COUNTRY        SHARES       VALUE
    ------------------------------                                              --------------   ---------   -----------
    COMMON STOCKS (CONTINUED)
    SOFTWARE 3.3%
    Nintendo Co. Ltd. .......................................................        Japan           3,200   $ 1,006,614
(a) Oracle Corp. ............................................................    United States      26,000       437,580
                                                                                                             -----------
                                                                                                               1,444,194
                                                                                                             -----------
    SPECIALTY RETAIL 2.7%
    The Home Depot Inc. .....................................................    United States      55,900     1,203,527
                                                                                                             -----------
    TEXTILES, APPAREL & LUXURY GOODS 1.7%
    NIKE Inc., B . ..........................................................    United States      16,600       751,149
                                                                                                             -----------
    TOTAL COMMON STOCKS (COST $48,807,086) ..................................                                 40,683,320
                                                                                                             -----------
    SHORT TERM INVESTMENTS (COST $3,598,808) 8.1%
    MONEY MARKET FUNDS 8.1%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.39% ....    United States   3,598,808     3,598,808
                                                                                                             -----------
    TOTAL INVESTMENTS (COST $52,405,894) 99.9% ..............................                                 44,282,128
    OTHER ASSETS, LESS LIABILITIES 0.1% .....................................                                     51,015
                                                                                                             -----------
    NET ASSETS 100.0% .......................................................                                $44,333,143
                                                                                                             ===========

See Abbreviations on page 32.

(a)  Non-income producing for the twelve months ended January 31, 2009.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2009 (unaudited)

                                                                                        FRANKLIN
                                                                                       LARGE CAP
                                                                                      EQUITY FUND
                                                                                      -----------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .................................................   $48,807,086
      Cost - Sweep Money Fund (Note 7) ............................................     3,598,808
                                                                                      -----------
      Total cost of investments ...................................................   $52,405,894
                                                                                      ===========
      Value - Unaffiliated issuers ................................................   $40,683,320
      Value - Sweep Money Fund (Note 7) ...........................................     3,598,808
                                                                                      -----------
      Total value of investments ..................................................    44,282,128
   Receivables:
      Investment securities sold ..................................................       722,678
      Capital shares sold .........................................................        23,100
      Dividends ...................................................................        65,051
      Affiliates ..................................................................        28,886
                                                                                      -----------
         Total assets .............................................................    45,121,843
                                                                                      -----------
Liabilities:
   Payables:
      Investment securities purchased .............................................       717,588
      Capital shares redeemed .....................................................        49,050
   Accrued expenses and other liabilities .........................................        22,062
                                                                                      -----------
         Total liabilities ........................................................       788,700
                                                                                      -----------
            Net assets, at value ..................................................   $44,333,143
                                                                                      ===========
Net assets consist of:
   Paid-in capital ................................................................   $57,219,869
   Distributions in excess of net investment income ...............................        (9,850)
   Net unrealized appreciation (depreciation) .....................................    (8,128,910)
   Accumulated net realized gain (loss) ...........................................    (4,747,966)
                                                                                      -----------
            Net assets, at value ..................................................   $44,333,143
                                                                                      ===========

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
January 31, 2009 (unaudited)

                                                                                        FRANKLIN
                                                                                       LARGE CAP
                                                                                      EQUITY FUND
                                                                                      -----------
CLASS A:
   Net assets, at value ...........................................................   $   975,840
                                                                                      ===========
   Shares outstanding .............................................................       259,402
                                                                                      ===========
   Net asset value per share(a) ...................................................   $      3.76
                                                                                      ===========
   Maximum offering price per share (net asset value per share / 94.25%)...........   $      3.99
                                                                                      ===========
CLASS C:
   Net assets, at value ...........................................................   $    30,488
                                                                                      ===========
   Shares outstanding .............................................................         8,109
                                                                                      ===========
   Net asset value and maximum offering price per share(a) ........................   $      3.76
                                                                                      ===========
CLASS R:
   Net assets, at value ...........................................................   $     3,478
                                                                                      ===========
   Shares outstanding .............................................................           924
                                                                                      ===========
   Net asset value and maximum offering price per share ...........................   $      3.76
                                                                                      ===========
ADVISOR CLASS:
   Net assets, at value ...........................................................   $43,323,337
                                                                                      ===========
   Shares outstanding .............................................................    11,514,485
                                                                                      ===========
   Net asset value and maximum offering price per share ...........................   $      3.76
                                                                                      ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2009 (unaudited)

                                                                                        FRANKLIN
                                                                                        LARGE CAP
                                                                                       EQUITY FUND
                                                                                      ------------
Investment income:
   Dividends:
      Unaffiliated issuers ........................................................   $    449,905
      Sweep Money Fund (Note 7) ...................................................         35,903
                                                                                      ------------
         Total investment income ..................................................        485,808
                                                                                      ------------
Expenses:
   Management fees (Note 3a) ......................................................        207,471
   Administrative fees (Note 3b) ..................................................         57,458
   Distribution fees: (Note 3c)
      Class A .....................................................................            502
      Class C .....................................................................             83
      Class R .....................................................................              7
   Transfer agent fees (Note 3e) ..................................................            403
   Custodian fees (Note 4) ........................................................          3,727
   Reports to shareholders ........................................................          6,164
   Registration and filing fees ...................................................         68,496
   Professional fees ..............................................................         12,858
   Trustees' fees and expenses ....................................................          3,272
   Other ..........................................................................          4,451
                                                                                      ------------
         Total expenses ...........................................................        364,892
         Expense reductions (Note 4) ..............................................             (9)
         Expenses waived/paid by affiliates (Note 3f) .............................        (79,887)
                                                                                      ------------
            Net expenses ..........................................................        284,996
                                                                                      ------------
               Net investment income ..............................................        200,812
                                                                                      ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................     (4,727,901)
      Foreign currency transactions ...............................................         13,389
                                                                                      ------------
               Net realized gain (loss) ...........................................     (4,714,512)
                                                                                      ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................    (22,661,781)
      Translation of other assets and liabilities denominated in
         foreign currencies .......................................................         (8,093)
                                                                                      ------------
               Net change in unrealized appreciation (depreciation) ...............    (22,669,874)
                                                                                      ------------
Net realized and unrealized gain (loss) ...........................................    (27,384,386)
                                                                                      ------------
Net increase (decrease) in net assets resulting from operations ...................   $(27,183,574)
                                                                                      ============

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                FRANKLIN
                                                                                                          LARGE CAP EQUITY FUND
                                                                                                    --------------------------------
                                                                                                    SIX MONTHS ENDED
                                                                                                    JANUARY 31, 2009     YEAR ENDED
                                                                                                       (UNAUDITED)     JULY 31, 2008
                                                                                                    ----------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................................................    $    200,812     $    577,356
      Net realized gain (loss) from investments and foreign currency transactions ................      (4,714,512)       2,263,992
      Net change in unrealized appreciation (depreciation) on investments and translation of other
         assets and liabilities denominated in foreign currencies ................................     (22,669,874)      (8,293,132)
                                                                                                      ------------     ------------
            Net increase (decrease) in net assets resulting from operations ......................     (27,183,574)      (5,451,784)
                                                                                                      ------------     ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................................................          (1,013)              --
         Class C .................................................................................             (38)              --
         Class R .................................................................................              (7)              --
         Advisor Class ...........................................................................        (209,604)        (709,461)
      Net realized gains:
         Class A .................................................................................         (13,539)              --
         Class C .................................................................................          (1,084)              --
         Class R .................................................................................            (136)              --
         Advisor Class ...........................................................................      (1,692,513)      (7,176,573)
                                                                                                      ------------     ------------
   Total distributions to shareholders ...........................................................      (1,917,934)      (7,886,034)
                                                                                                      ------------     ------------
   Capital share transactions: (Note 2)
         Class A .................................................................................       1,061,290               --
         Class C .................................................................................          36,171               --
         Class R .................................................................................           5,000               --
         Advisor Class ...........................................................................      (3,558,574)        (742,870)
                                                                                                      ------------     ------------
   Total capital share transactions ..............................................................      (2,456,113)        (742,870)
                                                                                                      ------------     ------------
            Net increase (decrease) in net assets ................................................     (31,557,621)     (14,080,688)
Net assets:
   Beginning of period ...........................................................................      75,890,764       89,971,452
                                                                                                      ------------     ------------
   End of period .................................................................................    $ 44,333,143     $ 75,890,764
                                                                                                      ============     ============
Distributions in excess of net investment income included in net assets:
   End of period .................................................................................    $     (9,850)    $         --
                                                                                                      ============     ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Franklin Large Cap Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective September 30, 2008, the Fiduciary Large Capitalization Growth and Income Fund was renamed the Franklin Large Cap Equity Fund and began offering three new classes of shares, Class A, Class C, and Class
R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price


                             24 | Semiannual Report

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             Semiannual Report | 25

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of January 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             26 | Semiannual Report

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                              PERIOD ENDED
                                                           JANUARY 31, 2009(a)
                                                          --------------------
                                                           SHARES     AMOUNT
                                                          -------   ----------
CLASS A SHARES:
   Shares sold ........................................   274,453   $1,122,566
   Shares issued in reinvestment of distributions .....     3,636       14,324
   Shares redeemed ....................................   (18,687)     (75,600)
                                                          -------   ----------
   Net increase (decrease) ............................   259,402   $1,061,290
                                                          -------   ----------
CLASS C SHARES:
   Shares sold ........................................     7,873   $   35,241
   Shares issued in reinvestment of distributions .....       236          930
                                                          -------   ----------
   Net increase (decrease) ............................     8,109   $   36,171
                                                          =======   ==========
CLASS R SHARES:
   Shares sold ........................................       924   $    5,000
                                                          -------   ----------
   Net increase (decrease) ............................       924   $    5,000
                                                          =======   ==========

(a) For the period September 30, 2008 (effective date) to January 31, 2009 for Class A, C, and R.


                             Semiannual Report | 27

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                PERIOD ENDED                 YEAR ENDED
                                                              JANUARY 31, 2009             JULY 31, 2008
                                                          ------------------------   -------------------------
                                                            SHARES        AMOUNT       SHARES        AMOUNT
                                                          ----------   -----------   ----------   ------------
ADVISOR CLASS SHARES:
   Shares sold ........................................      321,281   $ 1,480,201      347,053   $  2,339,800
   Shares issued in reinvestment of distributions .....      425,867     1,678,078    1,031,069      6,994,922
   Shares redeemed ....................................   (1,479,666)   (6,716,853)  (1,483,340)   (10,077,592)
                                                          ----------   -----------   ----------   ------------
   Net increase (decrease) ............................     (732,518)  $(3,558,574)    (105,218)  $   (742,870)
                                                          ==========   ===========   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective September 30, 2008, the Fund pays an investment management fee to Fiduciary based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       0.75%          Up to and including $500 million
       0.65%          Over $500 million, up to and including $1 billion
       0.60%          Over $1 billion, up to and including $1.5 billion
       0.55%          Over $1.5 billion, up to and including $6.5 billion
       0.53%          Over $6.5 billion, up to and including $11.5 billion
       0.50%          In excess of $11.5 billion

Prior to September 30, 2008, the Fund paid fees to Fiduciary of 0.75% per year of the average daily net assets of the Fund.


                             28 | Semiannual Report

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...............................................................   0.35%
Class C ...............................................................   1.00%
Class R ...............................................................   0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, changing the form of the plan from a compensation distribution plan to a reimbursement distribution plan. This change is effective February 1, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .....................................................   $76

E. TRANSFER AGENT FEES

For the period ended January 31, 2009, the Fund paid transfer agent fees of $403, of which $335 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Fiduciary have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2009, FT Services and Fiduciary may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.


                             Semiannual Report | 29

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized currency losses of $32,520.

At January 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .............................................   $ 52,405,894
                                                                    ============
Unrealized appreciation .........................................   $  4,566,090
Unrealized depreciation .........................................    (12,689,856)
                                                                    ------------
Net unrealized appreciation (depreciation) ......................   $ (8,123,766)
                                                                    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2009, aggregated $24,149,011 and $29,183,937, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             30 | Semiannual Report

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

8. CREDIT FACILITY

Effective, January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period ended January 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At January 31, 2009, all of the Fund's investments in securities carried at fair value were in Level 1 inputs.


                             Semiannual Report | 31

Franklin Global Trust

FRANKLIN LARGE CAP EQUITY FUND

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                             32 | Semiannual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN LARGE CAP EQUITY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             Semiannual Report | 33

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN LARGE CAP EQUITY FUND

INVESTMENT MANAGER
Fiduciary International, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

428 S2009 03/09




FRANKLIN GLOBAL REAT ESTATE FUND



                                   (GRAPHIC)

JANUARY 31, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Global Trust

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                                                                          SECTOR

                        FRANKLIN GLOBAL REAL ESTATE FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own
                                 research and staying true to the unique
                                 investment disciplines that underlie its
                                 success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct
                                 portfolios. That's why our funds can be used to
                                 build truly diversified allocation plans
                                 covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional
                                 risk-adjusted returns over the long term, as
                                 well as the reliable, accurate and personal
                                 service that has helped us become one of the
                                 most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................    1
SEMIANNUAL REPORT
Franklin Global Real Estate Fund .........................................    3
Performance Summary ......................................................    7
Your Fund's Expenses .....................................................   10
Financial Highlights and Statement of Investments ........................   12
Financial Statements .....................................................   18
Notes to Financial Statements ............................................   22
Shareholder Information ..................................................   32

Shareholder Letter

Dear Shareholder:

World economies entered into a significant slowdown spawned by the unfolding credit market crisis. Despite coordinated efforts by many governments to address these problems, severe economic conditions and a high degree of uncertainty fueled market volatility. Most major equity indexes suffered double-digit losses for the reporting period. Although this difficult environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed semiannual report for Franklin Global Real Estate Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer -
Investment Management Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JANUARY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin Global Real Estate Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Real Estate Fund seeks high total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including mainly real estate investment trusts (REITs) and REIT-like entities.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/09

                                  (BAR CHART)

Retail REITs                                34.8%
Office REITs                                16.4%
Diversified REITs                           13.0%
Specialized REITs                           11.9%
Residential REITs                            9.5%
Industrial REITs                             4.0%
Diversified Real Estate Activities           0.3%
Short-Term Investments & Other Net Assets   10.1%

This semiannual report for Franklin Global Real Estate Fund covers the period ended January 31, 2009.

PERFORMANCE OVERVIEW

Franklin Global Real Estate Fund - Class A had a cumulative total return of -41.91% for the six months under review. The Fund performed comparably to its benchmark, the Standard & Poor's (S&P)/Citigroup BMI Global REIT Index (hedged into U.S. dollars), which had a -41.77% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 7.



ECONOMIC AND MARKET OVERVIEW

During the period under review, a global economic slowdown led many businesses and consumers to cut spending. Commercial real estate markets suffered from deteriorating credit markets and fundamentals. In local currency terms, as measured by the S&P/Citigroup BMI Global REIT Index (hedged into U.S.

(1.) REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in "equity" REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded REITs. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status. Local property returns are from country subindexes of the S&P/Citigroup BMI Global REIT Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

     THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                              Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 1/31/09

                                  (BAR CHART)

U.S.                                        46.3%
Australia                                   11.5%
Japan                                        9.5%
France                                       6.5%
U.K.                                         5.2%
Netherlands                                  2.9%
Hong Kong                                    2.0%
Canada                                       2.0%
Belgium                                      1.4%
Singapore                                    1.3%
New Zealand                                  1.0%
South Africa                                 0.3%
Short-Term Investments & Other Net Assets   10.1%

dollars), the worst performing real estate market was Germany's, with a -53.18% total return, followed by the U.S. with a -48.91% total return and the U.K. with a -47.90% total return.(3) Other markets also suffered precipitous drops, including Italy (-47.15%) and Singapore (-46.70%).(3) The only market represented by the index that posted positive results was South Africa, with a total return of +8.62%.(3) Several markets performed better than the overall index, including Malaysia (-5.49%), Belgium (-7.89%), New Zealand (-12.62%) and Taiwan (-13.40%).(3)

INVESTMENT STRATEGY

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We will seek to manage the Fund's exposure to various currencies, and we will generally seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

During the six-month reporting period, significant detractors from Fund performance relative to the benchmark S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars) included ProLogis, Valad Property Group and SL Green Realty. During the period, ProLogis, a U.S. industrial REIT, was

(3.) Source: Standard & Poor's. See footnote 1 for a description of the
     S&P/Citigroup BMI Global REIT Index. Local property returns are from country subindexes of the index.


                              4 | Semiannual Report
hurt by impending debt refinancing needs and massive short covering in December following a management restructuring and a successful effort to raise cash. Valad, an Australia-based listed property trust with a fund platform, suffered from less local investor interest in overseas funds, especially those invested in the U.K., where commercial property values declined substantially. We sold Valad by period-end. SL Green Realty, a U.S.-based office REIT specializing in Manhattan properties, suffered from an increase in commercial vacancy rates in New York City and from debt refinancing issues. By country, the U.S. was a major detractor from relative Fund performance, largely due to stock selection and an overweighted position in office space.

On a positive note, contributors to relative performance included Growthpoint Properties, Nippon Building Fund and Equity Lifestyle. Our only South African position, Growthpoint Properties, owns a diversified portfolio of shopping centers, offices and warehouses. In our analysis, Growthpoint had defensive characteristics such as a reduced development pipeline and historically high property yields. The Fund's stake in Japanese REIT Nippon Building Fund held up relatively well compared to the rest of the market, largely due to defensive characteristics. These included a portfolio of well-positioned office buildings in Tokyo and a relationship with real estate giant Mitsui Fudosan, which reduced loan refinancing risk. Equity Lifestyle, a U.S. REIT, owns and operates a portfolio of around 300 resort communities located in key locations in the U.S. and British Columbia. Its core manufactured home business has performed well, with occupancy levels flat and rental rates up. The Fund's cash position (short-term investments and other net assets), at 10.1% of total net assets on January 31, 2009, also contributed to relative performance and mitigated the effect of the overall market's decline. By country, South Africa and New Zealand helped relative results.

Investors should note that we maintained our currency hedging position of being hedged to the U.S. dollar versus most of our non-U.S. holdings. Because the benchmark index is also hedged, the Fund gained no significant benefit from hedging relative to the index.

TOP 10 HOLDINGS
1/31/09

COMPANY                            % OF TOTAL
SECTOR/INDUSTRY, COUNTRY           NET ASSETS
------------------------           ----------
Westfield Group
   RETAIL REITS, AUSTRALIA            5.8%
Unibail-Rodamco
   RETAIL REITS, FRANCE               4.9%
Vornado Realty Trust
   DIVERSIFIED REITS, U.S.            3.9%
Simon Property Group Inc.
   RETAIL REITS, U.S.                 3.7%
Public Storage
   SPECIALIZED REITS, U.S.            3.5%
Nippon Building Fund Inc.
   OFFICE REITS, JAPAN                3.1%
Equity Residential
   RESIDENTIAL REITS, U.S.            2.5%
Japan Real Estate Investment Co.
   OFFICE REITS, JAPAN                2.3%
HCP Inc.
   SPECIALIZED REITS, U.S.            2.3%
Health Care REIT Inc.
   SPECIALIZED REITS, U.S.            2.1%


                             Semiannual Report | 5

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

(PHOTO OF JOHN W. FOSTER)


/s/ John W. Foster

John W. Foster

(PHOTO OF BORIS E. PIALLOUX)


/s/ Boris E. Pialloux

Boris E. Pialloux, CFA

(PHOTO OF DAVID LEVY)


/s/ David Levy

David Levy

Portfolio Management Team
Franklin Global Real Estate Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Performance Summary as of 1/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAGRX)                    CHANGE   1/31/09   7/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$3.98    $4.54     $8.52
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.4624

CLASS C (SYMBOL: N/A)                      CHANGE   1/31/09   7/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$3.95    $4.53     $8.48
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.4291

ADVISOR CLASS (SYMBOL: FVGRX)              CHANGE   1/31/09   7/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$3.99    $4.54     $8.53
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.4757


                             Semiannual Report | 7

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

                                                                     COMMENCEMENT
                                                                    OF OPERATIONS
CLASS A                                         6-MONTH    1-YEAR     (6/16/06)
-------                                         -------   -------   -------------
Cumulative Total Return(2)                       -41.91%   -47.00%      -46.96%
Average Annual Total Return(3)                   -45.25%   -50.04%      -23.19%
Value of $10,000 Investment(4)                  $ 5,475   $ 4,996      $ 4,999
Avg. Ann. Total Return (12/31/08)(5)                       -45.82%      -19.63%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.61%
      With Waiver                       1.38%

                                                                     COMMENCEMENT
                                                                    OF OPERATIONS
CLASS C                                         6-MONTH    1-YEAR     (6/16/06)
-------                                         -------   -------   -------------
Cumulative Total Return(2)                       -42.08%   -47.31%      -47.84%
Average Annual Total Return(3)                   -42.61%   -47.80%      -21.94%
Value of $10,000 Investment(4)                  $ 5,739   $ 5,220      $ 5,216
Avg. Ann. Total Return (12/31/08)(5)                       -43.40%      -18.27%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.27%
      With Waiver                       2.04%

                                                                     COMMENCEMENT
                                                                    OF OPERATIONS
ADVISOR CLASS                                   6-MONTH    1-YEAR     (6/16/06)
-------------                                   -------   -------   -------------
Cumulative Total Return(2)                       -41.85%   -46.88%      -46.55%
Average Annual Total Return(3)                   -41.85%   -46.88%      -21.21%
Value of $10,000 Investment(4)                  $ 5,815   $ 5,312      $ 5,345
Avg. Ann. Total Return (12/31/08)(5)                       -42.24%      -17.43%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.28%
      With Waiver                       1.05%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.05% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                              8 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED GLOBAL FUND CONCENTRATING IN REAL ESTATE SECURITIES INVOLVES SPECIAL RISKS, SUCH AS DECLINES IN THE VALUE OF REAL ESTATE AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRY. FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                              Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/08      VALUE 1/31/09   PERIOD* 8/1/08-1/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  580.90             $ 5.38
Hypothetical (5% return before expenses)         $1,000           $1,018.40             $ 6.87
CLASS C
Actual                                           $1,000           $  579.20             $ 8.08
Hypothetical (5% return before expenses)         $1,000           $1,014.97             $10.31
ADVISOR CLASS
Actual                                           $1,000           $  581.50             $ 4.19
Hypothetical (5% return before expenses)         $1,000           $1,019.91             $ 5.35

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.03%; and
     Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             Semiannual Report | 11

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                 SIX MONTHS ENDED         YEAR ENDED JULY 31,
                                                                                 JANUARY 31, 2009   -------------------------------
CLASS A                                                                             (UNAUDITED)       2008        2007      2006(a)
-------                                                                          ----------------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................        $  8.52       $ 10.87     $ 10.33      $10.00
                                                                                      -------       -------     -------      ------
Income from investment operations(b):
   Net investment income(c) ..................................................           0.07          0.26        0.35        0.03
   Net realized and unrealized gains (losses) ................................          (3.59)        (2.27)       0.59        0.30
                                                                                      -------       -------     -------      ------
Total from investment operations .............................................          (3.52)        (2.01)       0.94        0.33
                                                                                      -------       -------     -------      ------
Less distributions from:
   Net investment income .....................................................          (0.46)        (0.34)      (0.37)         --
   Net realized gains ........................................................             --            --(d)    (0.03)         --
                                                                                      -------       -------     -------      ------
Total distributions ..........................................................          (0.46)        (0.34)      (0.40)         --
                                                                                      -------       -------     -------      ------
Redemption fees(e) ...........................................................             --(d)         --(d)       --(d)       --
                                                                                      -------       -------     -------      ------
Net asset value, end of period ...............................................        $  4.54       $  8.52     $ 10.87      $10.33
                                                                                      =======       =======     =======      ======
Total return(f) ..............................................................         (41.91)%      (18.77)%      8.81%       3.30%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ......           1.71%         1.61%       1.86%       6.25%
Expenses net of waiver and payments by affiliates ............................           1.36%         1.39%       1.41%       2.09%
Expenses net of waiver and payments by affiliates and expense reduction ......           1.35%         1.38%       1.40%       1.40%
Net investment income ........................................................           2.01%         2.69%       2.94%       2.21%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................        $13,425       $29,038     $33,409      $5,488
Portfolio turnover rate ......................................................          31.91%        92.64%      81.30%      13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                 SIX MONTHS ENDED         YEAR ENDED JULY 31,
                                                                                 JANUARY 31, 2009   ------------------------------
CLASS C                                                                             (UNAUDITED)       2008        2007     2006(a)
-------                                                                          ----------------   -------     -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................        $  8.48       $ 10.82     $10.32      $10.00
                                                                                      -------       -------     ------      ------
Income from investment operations(b):
   Net investment income(c) ..................................................           0.05          0.20       0.29        0.01
   Net realized and unrealized gains (losses) ................................          (3.57)        (2.26)      0.58        0.31
                                                                                      -------       -------     ------      ------
Total from investment operations .............................................          (3.52)        (2.06)      0.87        0.32
                                                                                      -------       -------     ------      ------
Less distributions from:
   Net investment income .....................................................          (0.43)        (0.28)     (0.34)         --
   Net realized gains ........................................................             --            --(d)   (0.03)         --
                                                                                      -------       -------     ------      ------
Total distributions ..........................................................          (0.43)        (0.28)     (0.37)         --
                                                                                      -------       -------     ------      ------
Redemption fees(e) ...........................................................             --(d)        --(d)       --(d)       --
                                                                                      -------       -------     ------      ------
Net asset value, end of period ...............................................        $  4.53       $  8.48     $10.82      $10.32
                                                                                      =======       =======     ======      ======
Total return(f) ..............................................................         (42.08)%      (19.31)%     8.13%       3.20%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ......           2.39%         2.27%      2.51%       6.90%
Expenses net of waiver and payments by affiliates ............................           2.04%         2.05%      2.06%       2.74%
Expenses net of waiver and payments by affiliates and expense reduction ......           2.03%         2.04%      2.05%       2.05%
Net investment income ........................................................           1.33%         2.03%      2.29%       1.56%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................        $ 3,198       $ 8,008     $9,192      $  140
Portfolio turnover rate ......................................................          31.91%        92.64%     81.30%      13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                 SIX MONTHS ENDED         YEAR ENDED JULY 31,
                                                                                 JANUARY 31, 2009   -------------------------------
ADVISOR CLASS                                                                       (UNAUDITED)       2008        2007      2006(a)
-------------                                                                    ----------------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................        $  8.53       $ 10.89     $ 10.34      $10.00
                                                                                      -------       -------     -------      ------
Income from investment operations(b):
   Net investment income(c) ..................................................           0.07          0.29        0.39        0.02
   Net realized and unrealized gains (losses) ................................          (3.58)        (2.27)       0.59        0.32
                                                                                      -------       -------     -------      ------
Total from investment operations .............................................          (3.51)        (1.98)       0.98        0.34
                                                                                      -------       -------     -------      ------
Less distributions from:
   Net investment income .....................................................          (0.48)        (0.38)      (0.40)         --
   Net realized gains ........................................................             --            --(d)    (0.03)         --
                                                                                      -------       -------     -------      ------
Total distributions ..........................................................          (0.48)        (0.38)      (0.43)         --
                                                                                      -------       -------     -------      ------
Redemption fees(e) ...........................................................             --(d)         --(d)       --(d)       --
                                                                                      -------       -------     -------      ------
Net asset value, end of period ...............................................        $  4.54       $  8.53     $ 10.89      $10.34
                                                                                      -------       -------     -------      ------
Total return(f) ..............................................................         (41.85)%      (18.55)%      9.12%       3.40%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ......           1.41%         1.28%       1.51%       5.90%
Expenses net of waiver and payments by affiliates ............................           1.06%         1.06%       1.06%       1.74%
Expenses net of waiver and payments by affiliates and expense reduction ......           1.05%         1.05%       1.05%       1.05%
Net investment income ........................................................           2.31%         3.02%       3.29%       2.56%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................        $32,102       $59,675     $34,631      $1,221
Portfolio turnover rate ......................................................          31.91%        92.64%      81.30%      13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2009 (UNAUDITED)

FRANKLIN GLOBAL REAL ESTATE FUND                                         COUNTRY           SHARES           VALUE
--------------------------------                                     --------------   ----------------   -----------
COMMON STOCKS 89.9%
DIVERSIFIED REAL ESTATE ACTIVITIES 0.3%
Growthpoint Properties Ltd. ......................................    South Africa          116,617      $   165,812
                                                                                                         -----------
DIVERSIFIED REITS 13.0%
British Land Co. PLC .............................................   United Kingdom         139,820          918,311
Canadian REIT ....................................................       Canada              16,000          262,919
Dexus Property Group .............................................      Australia           597,081          288,356
GPT Group ........................................................      Australia           820,101          396,061
Kiwi Income Property Trust .......................................     New Zealand          529,205          274,078
Liberty Property Trust ...........................................    United States          25,300          506,000
Mirvac Group .....................................................      Australia           363,939          264,798
PS Business Parks Inc. ...........................................    United States           4,300          184,470
Stockland ........................................................      Australia           284,646          658,397
Tokyu REIT Inc. ..................................................        Japan                  39          254,466
Vornado Realty Trust .............................................    United States          37,800        1,920,618
Wereldhave NV ....................................................     Netherlands            5,620          403,816
                                                                                                         -----------
                                                                                                           6,332,290
                                                                                                         -----------
INDUSTRIAL REITS 4.0%
AMB Property Corp. ...............................................    United States          23,600          380,432
Ascendas REIT ....................................................      Singapore           270,000          261,189
EastGroup Properties Inc. ........................................    United States           6,500          197,470
Goodman Group ....................................................      Australia           536,669          243,834
Japan Logistics Fund Inc. ........................................        Japan                  33          183,405
ProLogis .........................................................    United States          48,300          483,483
Segro PLC ........................................................   United Kingdom          89,200          207,151
                                                                                                         -----------
                                                                                                           1,956,964
                                                                                                         -----------
OFFICE REITS 16.4%
Alexandria Real Estate Equities Inc. .............................    United States           7,900          468,786
AMP NZ Office Trust ..............................................     New Zealand          395,999          189,004
Befimmo SCA ......................................................       Belgium              2,700          258,983
Boston Properties Inc. ...........................................    United States          22,200          961,260
Cofinimmo ........................................................       Belgium              3,440          417,174
Commonwealth Property Office Fund ................................      Australia           457,683          250,118
Corporate Office Properties Trust ................................    United States          22,700          598,826
Douglas Emmett Inc. ..............................................    United States          35,700          332,010
Highwoods Properties Inc. ........................................    United States          24,400          550,464
ING Office Fund ..................................................      Australia           403,748          126,998
Japan Real Estate Investment Co. .................................        Japan                 123        1,126,571
Nippon Building Fund Inc. ........................................        Japan                 137        1,489,313
Nomura Real Estate Office Fund Inc. ..............................        Japan                  49          313,177
ORIX JREIT Inc. ..................................................        Japan                  86          412,961
Silic ............................................................       France               3,250          284,344
SL Green Realty Corp. ............................................    United States          11,800          185,378
                                                                                                         -----------
                                                                                                           7,965,367
                                                                                                         -----------


                             Semiannual Report | 15

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND                                         COUNTRY           SHARES           VALUE
--------------------------------                                     --------------   ----------------   -----------
COMMON STOCKS (CONTINUED)
RESIDENTIAL REITS 9.5%
AvalonBay Communities Inc. .......................................    United States          18,500      $   958,485
Camden Property Trust ............................................    United States          11,700          308,412
Equity Lifestyle Properties Inc. .................................    United States          15,400          581,042
Equity Residential ...............................................    United States          51,100        1,222,823
Essex Property Trust Inc. ........................................    United States           8,000          528,400
Home Properties Inc. .............................................    United States           6,300          226,107
Nippon Accommodations Fund Inc. ..................................        Japan                  54          232,891
UDR Inc. .........................................................    United States          50,200          588,846
                                                                                                         -----------
                                                                                                           4,647,006
                                                                                                         -----------
RETAIL REITS 34.8%
CapitaMall Trust .................................................      Singapore           232,589          246,574
Cedar Shopping Centers Inc. ......................................    United States          23,300          142,829
CFS Retail Property Trust ........................................      Australia           474,557          542,803
Corio NV .........................................................     Netherlands           15,400          660,282
Developers Diversified Realty Corp. ..............................    United States          23,400          112,320
Eurocommercial Properties NV .....................................     Netherlands           11,350          328,828
Federal Realty Investment Trust ..................................    United States          14,000          708,820
Frontier Real Estate Investment Corp. ............................        Japan                  59          306,919
Hammerson PLC ....................................................   United Kingdom          65,210          384,039
Japan Retail Fund Investment Corp. ...............................        Japan                  68          303,851
Kimco Realty Corp. ...............................................    United States          49,300          708,934
Klepierre ........................................................       France              15,290          365,529
Land Securities Group PLC ........................................   United Kingdom          76,380          764,392
Liberty International PLC ........................................   United Kingdom          50,400          272,495
Link REIT ........................................................      Hong Kong           524,000          993,391
The Macerich Co. .................................................    United States          14,500          213,730
Mercialys ........................................................       France               4,360          128,826
Realty Income Corp. ..............................................    United States          21,900          422,013
Regency Centers Corp. ............................................    United States          17,200          607,160
RioCan REIT ......................................................       Canada              58,200          689,419
Simon Property Group Inc. ........................................    United States          42,500        1,826,650
Suntec REIT ......................................................      Singapore           286,000          125,069
Tanger Factory Outlet Centers Inc. ...............................    United States          22,900          693,870
Taubman Centers Inc. .............................................    United States           9,500          188,575
Unibail-Rodamco ..................................................       France              17,659        2,376,331
Westfield Group ..................................................      Australia           370,789        2,836,839
                                                                                                         -----------
                                                                                                          16,950,488
                                                                                                         -----------
SPECIALIZED REITS 11.9%
HCP Inc. .........................................................    United States          47,700        1,113,318
Health Care REIT Inc. ............................................    United States          27,000        1,020,870
Host Hotels & Resorts Inc. .......................................    United States         121,300          652,594
Nationwide Health Properties Inc. ................................    United States          18,600          474,858
Public Storage ...................................................    United States          27,200        1,682,864
Ventas Inc. ......................................................    United States          30,900          861,183
                                                                                                         -----------
                                                                                                           5,805,687
                                                                                                         -----------
TOTAL COMMON STOCKS (COST $74,144,465) ...........................                                        43,823,614
                                                                                                         -----------


                             16 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND                                         COUNTRY      PRINCIPAL AMOUNT      VALUE
--------------------------------                                     --------------   ----------------   -----------
SHORT TERM INVESTMENTS (COST $4,270,000) 8.8%
TIME DEPOSITS 8.8%
Dresdner Bank AG, 0.21%, 2/02/09 .................................    United States      $4,270,000      $ 4,270,000
                                                                                                         -----------
TOTAL INVESTMENTS (COST $78,414,465) 98.7% .......................                                        48,093,614
NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 1.8% ...                                           885,677
OTHER ASSETS, LESS LIABILITIES (0.5)% ............................                                          (253,419)
                                                                                                         -----------
NET ASSETS 100.0% ................................................                                       $48,725,872
                                                                                                         ===========

See Abbreviations on page 31.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2009 (unaudited)

                                                                       FRANKLIN
                                                                        GLOBAL
                                                                      REAL ESTATE
                                                                         FUND
                                                                     ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................   $ 78,414,465
                                                                     ============
      Value - Unaffiliated issuers ...............................   $ 48,093,614
   Cash ..........................................................         19,157
   Foreign currency, at value (cost $11,802) .....................         11,134
   Receivables:
      Capital shares sold ........................................         20,985
      Dividends ..................................................        331,517
   Unrealized appreciation on forward exchange contracts
      (Note 7) ...................................................      1,027,880
                                                                     ------------
         Total assets ............................................     49,504,287
                                                                     ------------
Liabilities:
   Payables:
      Investment securities purchased ............................        507,206
      Capital shares redeemed ....................................         22,225
      Affiliates .................................................         33,343
   Unrealized depreciation on forward exchange contracts
      (Note 7) ...................................................        142,203
   Accrued expenses and other liabilities ........................         73,438
                                                                     ------------
         Total liabilities .......................................        778,415
                                                                     ------------
            Net assets, at value .................................   $ 48,725,872
                                                                     ============
Net assets consist of:
   Paid-in capital ...............................................   $124,500,566
   Distributions in excess of net investment income ..............     (4,682,714)
   Net unrealized appreciation (depreciation) ....................    (29,448,078)
   Accumulated net realized gain (loss) ..........................    (41,643,902)
                                                                     ------------
           Net assets, at value ..................................   $ 48,725,872
                                                                     ============

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
January 31, 2009 (unaudited)

                                                                      FRANKLIN
                                                                       GLOBAL
                                                                     REAL ESTATE
                                                                        FUND
                                                                     -----------
CLASS A:
   Net assets, at value ..........................................   $13,425,302
                                                                     ===========
   Shares outstanding ............................................     2,956,963
                                                                     ===========
   Net asset value per share(a) ..................................   $      4.54
                                                                     ===========
   Maximum offering price per share (net asset value per
      share / 94.25%) ............................................   $      4.82
                                                                     ===========
CLASS C:
   Net assets, at value ..........................................   $ 3,198,085
                                                                     ===========
   Shares outstanding ............................................       706,527
                                                                     ===========
   Net asset value and maximum offering price per share(a) .......   $      4.53
                                                                     ===========
ADVISOR CLASS:
   Net assets, at value ..........................................   $32,102,485
                                                                     ===========
   Shares outstanding ............................................     7,064,523
                                                                     ===========
   Net asset value and maximum offering price per share ..........   $      4.54
                                                                     ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2009 (unaudited)

                                                                                          FRANKLIN
                                                                                           GLOBAL
                                                                                         REAL ESTATE
                                                                                            FUND
                                                                                        ------------
Investment income:
   Dividends (net of foreign taxes of $128,108) .....................................   $  1,157,319
   Interest .........................................................................         20,811
                                                                                        ------------
         Total investment income ....................................................      1,178,130
                                                                                        ------------
Expenses:
   Management fees (Note 3a) ........................................................        280,847
   Administrative fees (Note 3b) ....................................................         70,212
   Distribution fees: (Note 3c)
      Class A .......................................................................         30,587
      Class C .......................................................................         26,072
   Transfer agent fees (Note 3e) ....................................................         53,121
   Custodian fees (Note 4) ..........................................................          8,356
   Reports to shareholders ..........................................................         20,415
   Registration and filing fees .....................................................         37,883
   Professional fees ................................................................         15,147
   Trustees' fees and expenses ......................................................          4,210
   Other ............................................................................          4,396
                                                                                        ------------
         Total expenses .............................................................        551,246
         Expense reductions (Note 4) ................................................           (498)
         Expenses waived/paid by affiliates (Note 3f) ...............................       (125,432)
                                                                                        ------------
            Net expenses ............................................................        425,316
                                                                                        ------------
               Net investment income ................................................        752,814
                                                                                        ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................    (27,109,349)
      Foreign currency transactions .................................................      6,280,010
                                                                                        ------------
               Net realized gain (loss) ..............................................   (20,829,339)
                                                                                        ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...................................................................    (17,819,282)
      Translation of other assets and liabilities denominated in foreign
         currencies .................................................................       1,404,677
                                                                                        ------------
               Net change in unrealized appreciation (depreciation) .................    (16,414,605)
                                                                                        ------------
   Net realized and unrealized gain (loss) ..........................................    (37,243,944)
                                                                                        ------------
   Net increase (decrease) in net assets resulting from operations ..................   $(36,491,130)
                                                                                        ============

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      FRANKLIN GLOBAL
                                                                                                     REAL ESTATE FUND
                                                                                            --------------------------------
                                                                                            SIX MONTHS ENDED
                                                                                            JANUARY 31, 2009     YEAR ENDED
                                                                                               (UNAUDITED)     JULY 31, 2008
                                                                                            ----------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................     $    752,814      $  2,982,848
      Net realized gain (loss) from investments and foreign currency transactions .......      (20,829,339)      (19,272,514)
      Net change in unrealized appreciation (depreciation) on investments and translation
         of other assets and liabilities denominated in foreign currencies ..............      (16,414,605)       (9,022,615)
                                                                                              ------------      ------------
            Net increase (decrease) in net assets resulting from operations .............      (36,491,130)      (25,312,281)
                                                                                              ------------      ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................................................       (1,424,247)       (1,061,149)
         Class C ........................................................................         (315,813)         (237,011)
         Advisor Class ..................................................................       (3,020,978)       (2,468,263)
      Net realized gains:
         Class A ........................................................................               --            (3,379)
         Class C ........................................................................               --              (924)
         Advisor Class ..................................................................               --            (8,301)
                                                                                              ------------      ------------
     Total distributions to shareholders ................................................       (4,761,038)       (3,779,027)
                                                                                              ------------      ------------
     Capital share transactions: (Note 2)
         Class A ........................................................................       (3,137,444)        3,211,419
         Class C ........................................................................       (1,876,672)          981,285
         Advisor Class ..................................................................       (1,728,879)       44,386,866
                                                                                              ------------      ------------
     Total capital share transactions ...................................................       (6,742,995)       48,579,570
                                                                                              ------------      ------------
     Redemption fees ....................................................................               84               131
                                                                                              ------------      ------------
            Net increase (decrease) in net assets .......................................      (47,995,079)       19,488,393
Net assets:
   Beginning of period ..................................................................       96,720,951        77,232,558
                                                                                              ------------      ------------
   End of period ........................................................................     $ 48,725,872      $ 96,720,951
                                                                                              ============      ============
Distributions in excess of net investment income included in net assets:
   End of period ........................................................................     $ (4,682,714)     $   (674,490)
                                                                                              ============      ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             22 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             Semiannual Report | 23

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the two open tax years and as of January 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.


                             24 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                 SIX MONTHS ENDED              YEAR ENDED
                                                 JANUARY 31, 2009            JULY 31, 2008
                                              ----------------------   -------------------------
                                               SHARES       AMOUNT       SHARES        AMOUNT
                                              --------   -----------   ----------   ------------
CLASS A SHARES:
   Shares sold ............................    319,515   $ 1,972,160    1,690,403   $ 16,736,881
   Shares issued in reinvestment of
      distributions .......................    208,531     1,082,888       84,109        826,755
   Shares redeemed ........................   (980,723)   (6,192,492)  (1,438,423)   (14,352,217)
                                              --------   -----------   ----------   ------------
   Net increase (decrease) ................   (452,677)  $(3,137,444)     336,089   $  3,211,419
                                              ========   ===========   ==========   ============


                             Semiannual Report | 25

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 SIX MONTHS ENDED              YEAR ENDED
                                                 JANUARY 31, 2009            JULY 31, 2008
                                              ----------------------   -------------------------
                                               SHARES       AMOUNT       SHARES        AMOUNT
                                              --------   -----------   ----------   ------------
CLASS C SHARES:
   Shares sold ............................     58,098   $   388,512      491,196   $  4,822,799
   Shares issued in reinvestment of
      distributions .......................     55,084       286,010       21,748        214,097
   Shares redeemed ........................   (351,407)   (2,551,194)    (417,660)    (4,055,611)
                                              --------   -----------   ----------   ------------
   Net increase (decrease) ................   (238,225)  $(1,876,672)      95,284   $    981,285
                                              ========   ===========   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold ............................    673,525   $ 3,416,113    5,282,074   $ 58,719,079
   Shares issued in reinvestment of
      distributions .......................    382,351     1,983,211      125,710      1,196,375
   Shares redeemed ........................   (986,611)   (7,128,203)  (1,592,553)   (15,528,588)
                                              --------   -----------   ----------   ------------
   Net increase (decrease) ................     69,265   $(1,728,879)   3,815,231   $ 44,386,866
                                              ========   ===========   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
       0.800%         Up to and including $500 million
       0.700%         Over $500 million, up to and including $1 billion
       0.650%         Over $1 billion, up to and including $1.5 billion
       0.600%         Over $1.5,billion, up to and including $6.5 billion
       0.580%         Over $6.5 billion, up to and including $11.5 billion
       0.560%         Over $11.5 billion, up to and including $16.5 billion
       0.540%         Over $16.5 billion, up to and including $19 billion
       0.530%         Over $19 billion, up to and including $21.5 billion
       0.520%         In excess of $21.5 billion


                             26 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ..............................................................     0.35%
Class C ..............................................................     1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, changing the form of the plan from a compensation distribution plan to a reimbursement distribution plan. This change is effective February 1, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ....................................................   $3,540
Contingent deferred sales charges retained ...........................   $3,880

E. TRANSFER AGENT FEES

For the period ended January 31, 2009, the Fund paid transfer agent fees of $53,121, of which $34,716 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and FT Institutional have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2009, FT Services and FT Institutional may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.


                             Semiannual Report | 27

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2008, the Fund had tax basis capital losses of $2,794,727 expiring in 2016.

For tax purposes, realized capital losses, realized currency losses, and ordinary income losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized capital losses, realized currency losses, and ordinary income losses of $10,832,852, $584,666 and $3,862,865, respectively.

At January 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................................   $ 87,617,894
                                                                   ============
Unrealized appreciation ........................................   $     48,367
Unrealized depreciation ........................................    (39,572,647)
                                                                   ------------
Net unrealized appreciation (depreciation) .....................   $(39,524,280)
                                                                   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2009, aggregated $21,510,692 and $25,495,851, respectively.


                             28 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

7. FORWARD EXCHANGE CONTRACTS

At January 31, 2009, the Fund had the following forward exchange contracts outstanding:

                                                                 CONTRACT   SETTLEMENT    UNREALIZED     UNREALIZED
                                                                AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
                                                                ---------   ----------   ------------   ------------
CONTRACTS TO BUY
  2,698,772   Australian Dollar .............................   1,803,000     3/19/09     $       --     $ (93,525)
    864,188   British Pound Sterling ........................    1,209,00     3/19/09         44,608            --
    446,506   British Pound Sterling ........................     651,000     3/19/09             --        (3,290)
    586,331   Euro ..........................................     768,000     3/19/09             --       (18,505)
 47,722,380   Japanese Yen ..................................     535,000     3/19/09             --        (4,070)
CONTRACTS TO SELL
 11,464,254   Australian Dollar .............................   7,648,996     3/19/09        387,226            --
  3,061,817   British Pound Sterling ........................   4,637,440     3/19/09        195,910            --
  1,147,186   Canadian Dollar ...............................     936,173     3/19/09          1,836            --
  4,544,301   Euro ..........................................   6,158,681     3/19/09        349,790            --
  7,205,691   Hong Kong Dollar ..............................     930,163     3/19/09            726            --
443,943,980   Japanese Yen ..................................   4,920,323     3/19/09             --       (18,730)
 27,123,650   Japanese Yen ..................................     305,000     3/19/09          3,239            --
    573,239   New Zealand Dollar ............................     315,511     3/19/09         25,559            --
  1,206,960   Singapore Dollar ..............................     818,409     3/19/09         18,986            --
  3,985,538   South African Rand ............................     381,588     3/19/09             --        (4,083)
                                                                                          ----------     ---------
   Unrealized appreciation (depreciation) on forward exchange contracts .............      1,027,880      (142,203)
                                                                                          ----------     ---------
      Net unrealized appreciation (depreciation) on forward exchange contracts ......     $  885,677
                                                                                          ==========

(a)  In U.S. dollars unless otherwise indicated.

8. CREDIT FACILITY

Effective, January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period ended January 31, 2009, the Fund did not utilize the Global Credit Facility.


                             Semiannual Report | 29

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                      LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                    -----------   ----------   -------   -----------
ASSETS:
   Investments in Securities        $43,823,614   $4,270,000     $--     $48,093,614
   Other Financial Instruments(a)            --    1,027,880      --       1,027,880
LIABILITIES:
   Other Financial Instruments(a)            --      142,203      --         142,203

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.


                             30 | Semiannual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

ABBREVIATIONS

SELECTED PORTFOLIO

REIT - Real Estate Investment Trust


                             Semiannual Report | 31

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN GLOBAL REAL ESTATE FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             32 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08

                                               Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN GLOBAL REAL ESTATE FUND

INVESTMENT MANAGER
Franklin Templeton Institutional, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

495 S2009 03/09




FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND



JANUARY 31, 2009

A series of Franklin Global Trust

                                                               SEMIANNUAL REPORT

           FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                   (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

SEMIANNUAL REPORT
Franklin Templeton Emerging Market Debt Opportunities Fund ................    1
Performance Summary .......................................................    7
Your Fund's Expenses ......................................................    9
Financial Highlights and Statement of Investments .........................   11
Financial Statements ......................................................   16
Notes to Financial Statements .............................................   19
Tax Designation ...........................................................   29
Shareholder Information ...................................................   30

Semiannual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/09

                                   (PIE CHART)

Foreign Government & Agency Securities ......   42.0%
Corporate Bonds .............................   26.7%
Credit Linked Notes .........................   15.2%
Warrants ....................................    3.4%
Short-Term Investments & Other Net Assets ...   12.7%

This semiannual report for Franklin Templeton Emerging Market Debt Opportunities Fund covers the period ended January 31, 2009.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                              Semiannual Report | 1

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Templeton Emerging Market Debt Opportunities Fund had a -27.28% cumulative total return for the six months ended January 31, 2009. The Fund underperformed its benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index
(EMBI) Global Diversified Index, which had a -11.50% total return.(1) The Fund also underperformed its other benchmarks, the JPM Global Bond Index (GBI) Emerging Markets (EM) Broad Diversified Index, which had a -14.33% total return for the same period, and the Merrill Lynch (ML) Emerging Markets Credit Plus (EMC+) Index (100% $US Hedged), which had a -19.80% total return for the same period.(2) You can find more performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

Global capital markets deteriorated sharply during the six months under review and worsened following Lehman Brothers' mid-September bankruptcy filing. The U.S. Federal Reserve Board cut the federal funds target rate from 2.00% at the beginning of the period to a range of 0% to 0.25% by period-end. Similarly, the LIBOR (London Interbank Offered Rate) overnight bank interest rate dropped two percentage points, although at times it was quite volatile, peaking at 6.875% near the end of September. Emerging market debt instruments, which had held up relatively robustly until the LIBOR's peak, eventually succumbed to increasing global risk aversion before recovering slightly toward period-end. Emerging market debt yield spreads over comparable duration-adjusted U.S. Treasuries were volatile and widened from 314 basis points (100 basis points equal one percentage point) at the beginning of the reporting period, peaked at

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries.

(2.) Source: (C) 2009 Morningstar. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits the weights of those index countries with larger debt stocks and redistributes those weights to the countries with smaller weights, with a maximum 10% country weight allowed. The ML EMC+ Index (100% $US Hedged) tracks the performance of U.S. dollar-denominated and euro denominated debt of sovereign issuers with a BBB or lower foreign currency long-term debt rating, in addition to corporate issuers domiciled in countries with a below-investment-grade foreign currency long-term debt rating. The index is 100% hedged to the dollar.

The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                              2 | Semiannual Report

860 basis points on October 24, 2008, and then narrowed to 653 basis points by period-end as credit conditions eased somewhat.(3)

GEOGRAPHIC BREAKDOWN*
1/31/09

                                                                      % OF TOTAL
COUNTRY                                                               NET ASSETS
-------                                                               ----------
Russia                                                                   10.6%
South Africa                                                              7.6%
Iraq                                                                      6.9%
Kazakhstan                                                                6.7%
Brazil                                                                    5.7%
Ukraine                                                                   4.2%
Ghana                                                                     3.8%
Mexico                                                                    3.6%
Vietnam                                                                   3.2%
Venezuela                                                                 3.2%
Turkey                                                                    2.8%
Argentina                                                                 2.7%
Indonesia                                                                 2.6%
Serbia                                                                    2.4%
Czech Republic                                                            2.3%
El Salvador                                                               2.3%
Ivory Coast                                                               2.1%
Georgia                                                                   2.1%
Angola                                                                    2.0%
Zambia                                                                    1.9%
Trinidad & Tobago                                                         1.9%
Jordan                                                                    1.8%
Nigeria                                                                   1.8%
Peru                                                                      1.6%
Ecuador                                                                   1.6%
Gabon                                                                     1.2%
Dominican Republic                                                        0.9%
Moldova                                                                   0.9%
Fiji                                                                      0.7%
Grenada                                                                   0.5%
Supranational                                                             0.5%
North Korea                                                               0.3%
Short-Term Investments & Other Net Assets                                 7.6%

* May differ from the SOI because percentages reflect the issuing country of the Fund's securities and include the effect of interest receivable balances.

The worst month for emerging market debt was October 2008, when emerging market corporate bonds, as measured by the ML EMC+ Index (100% $US Hedged) fell 23.76% in value, while dollar-denominated emerging sovereign debt as measured by the JPM EMBI Global Diversified Index fell 16.03%.(2, 1) Emerging market local currency bonds as measured by the JPM GBI EM Broad Diversified Index fell 10.34% in unhedged, U.S. dollar terms.(2)

Despite what we believed to be relatively strong economic fundamentals within most emerging markets, foreign capital outflows were massive during the six months under review. Foreign investor withdrawals started in the emerging equity markets and grew to include emerging market global sovereign and corporate bonds, although local bond markets were less affected due to their solid domestic institutional investor base. Emerging currencies exhibited exceptional volatility during this period. A certain number of emerging market corporations, notably those within the Russian Federation and the Commonwealth of Independent States (CIS) region (consisting of 11 central and eastern European countries, most of which are adjacent to Russia), in recent years had borrowed cheaply in U.S. dollar terms due to low federal funds target interest rates. Such corporations faced mounting refinancing risk as the global banking sector essentially ceased offering cheap dollar-denominated loans. In a similar manner, some companies, notably in Mexico and Brazil, made bad currency-related bets on leveraged foreign exchange swap transactions. The Mexican peso depreciated more than 13% and the Brazilian real fell 9% versus the U.S. dollar in October.(4) The foreign exchange losses left such companies with fatal solvency issues. In response, local monetary authorities promptly increased the money supply through daily spot foreign exchange auctions, through the local banking sector by reducing reserve requirements, and through other long-term, fiscally expensive bailout plans.

U.S. dollar-denominated emerging market debt as represented by the JPM EMBI Global Diversified Index had a -11.50% total return during the period.(1) Local currency-denominated emerging market debt as represented by the JPM GBI EM Broad Diversified Index performed even worse than its U.S. dollar-denominated counterpart and had a -14.33% total return.(2) Most of the underperformance was due to U.S. dollar appreciation, especially against two central European currencies, the Polish zloty (-40.86%) and Hungarian forint (-35.99%), which continued to trade off the euro.(4) The Ukrainian hryvna suspended its managed

(3.) Source: J.P. Morgan.

(4.) Source: Exshare (via Factset).


                              Semiannual Report | 3
float regime against the U.S. dollar and fell 39.26% against the dollar, while the Russian ruble was devalued several times and plummeted 34.44% versus the U.S. dollar.(4) Finally, U.S. dollar- and euro-denominated emerging market corporate debt, as represented by the ML EMC+ Index (100% $US Hedged), had a -19.80% total return for the six-month period.(2)

CURRENCY BREAKDOWN*
1/31/09

                                                                      % OF TOTAL
CURRENCY                                                              NET ASSETS
--------                                                              ----------
U.S. Dollar                                                              45.1%
Euro                                                                     13.8%
Japanese Yen                                                              7.0%
Brazilian Real                                                            5.7%
Mexican Peso                                                              3.6%
Vietnamese Dong                                                           3.2%
Turkish Lira                                                              2.8%
Indonesian Rupiah                                                         2.6%
Zambian Kwacha                                                            2.4%
Ghanaian Cedi                                                             2.3%
South African Rand                                                        2.1%
West African Franc                                                        0.9%
Ukrainian Hryvna                                                          0.9%
Short-Term Investments & Other Net Assets                                 7.6%

* May differ from SOI due to the underlying currency exposure on credit-linked notes, pass-through securities and forward currency exchange contracts.

INVESTMENT STRATEGY

Our portfolio construction process can be summarized in three integral steps -- country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which we have a favorable outlook, which we manage with a bottom-up research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of "hard currency" or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue's coupon (fixed or floating). We may seek to manage the Fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

During the reporting period, the Fund's most significant detractors from performance largely stemmed from investments in external liabilities of selected emerging market issuers. Some of the largest related daily price declines for the underlying bonds occurred during September and October 2008, at the height of the turmoil in global credit markets.

The Fund's holdings in oil-sensitive countries such as Iraq, Nigeria, Venezuela and Angola depreciated significantly in value as oil prices plummeted from their all-time highs reached in July 2008. Several emerging market countries have generated fiscal reserves by withholding customs duties based on volumes of exported commodities such as oil, rather than on an export revenue basis. Nonetheless, indirect fiscal revenues generated by taxation of corporate profits had diminished, and the countries' budgets, which were established when commodity prices were much higher, had to be revised downward on several occasions. As a result, the collapse of commodity prices, even when partially offset by the depreciation of local currencies, constituted a major terms-of-trade shock for economies that specialize in the export of those commodities. Specifically for the Fund, our holdings in Angolan bonds and Japanese


                              4 | Semiannual Report
yen-denominated loans to Iraqi, Venezuelan and Nigerian oil-indexed payment obligations were major detractors from Fund performance.

TOP 10 HOLDINGS
1/31/09

ISSUE                                                  % OF TOTAL
SECTOR, COUNTRY                                        NET ASSETS
---------------                                        ----------
Government of Iraq                                        6.8%
   CREDIT LINKED NOTES, IRAQ
Nota Do Tesouro Nacional, Index Linked                    4.0%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, BRAZIL
TNK-BP Finance SA, Reg S                                  2.5%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Mexican Udibonos                                          2.4%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, MEXICO
Government of Turkey                                      2.4%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, TURKEY
Government of Ghana                                       2.3%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, GHANA
Alfa MTN Markets for ABH Financial, 144A                  2.3%
   COMMERCIAL BANKS, RUSSIA
Province Del Neuquen                                      2.3%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, ARGENTINA
Kazakhstan Temir Zholy                                    2.2%
   ROAD & RAIL, KAZAKHSTAN
Government of Serbia, Reg S                               2.2%
   FOREIGN GOVERNMENT & AGENCY SECURITIES, SERBIA

Additionally, Ecuador's unwillingness to pay coupons due on three of its global bonds had a negative impact on the Fund's hard currency-denominated position in the country, even though Ecuador's Ministry of Finance later expressed its intent to pay one of the coupons that were coming due. Overall, the Fund's Ecuadorian bonds fell in price and hurt Fund performance.

Global market perception of Russian and CIS blue chip companies, especially the commodity exporters, worsened. The Russian Federation introduced prompt tax reforms that partially lifted some of their tax burden. Nonetheless, a certain number of corporate external borrowers had to significantly cut their planned 2009 capital expenditures and borrow from Russia's state-owned development bank, VEB (Vneshekonombank), to satisfy upcoming external liabilities in the form of syndicated loans. Notable detractors included the Fund's TNK-BP Finance bond, issued by a private British-Russian oil joint venture, and the bond issued by a quasi-sovereign Kazakh financial institution, Astana-Finance. Many of these Russian/CIS corporate bonds improved their performance in January 2009, as emerging market equity investors rotated from equity to debt and as domestic demand increased for U.S. dollar-denominated Russian assets.

Despite a difficult six months for the Fund, there were some positive outcomes among our investments, although even the most important contributors posted only small gains. Standouts included South African U.S. dollar-denominated long duration bonds and Vietnamese local government bonds.

On January 31, 2009, the Fund had exposure to 31 emerging market countries and one supranational, the European Investment Bank. The largest single country exposure was to Russia (10.6% of total net assets) followed by South Africa (7.6% of total net assets). Securities denominated in G7 currencies constituted 65.9% of total net assets, of which 45.1% were denominated in the U.S. dollar, 13.8% in the euro and 7.0% in Japanese yen.(5) The Fund's exposure to the euro and the yen was fully hedged back into U.S. dollars. In addition, 26.5% of total net assets were denominated in 10 local currencies, of which the largest was the Brazilian real at 5.7% of total net assets.

During the reporting period, we added several new securities to the portfolio, mainly denominated in G7 currencies: TNK-BP, a British-Russian joint venture

(5.) The G7, or Group of Seven, is an informal but exclusive body that seeks to boost cooperation over trade and finance, strengthen the global economy, promote peace and democracy, and prevent and resolve conflicts. The G7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S. It is now known as the G8, or Group of Eight, after the addition of Russia in 1997.


                              Semiannual Report | 5
in the oil extraction industry, and Gabon, a U.S. dollar-denominated global bond of the small West African oil economy. In addition, the Fund switched its exposure from short-term Mexican nominal rates via the Cetes (Mexican Treasury bills) to long-duration inflation-adjusted bonds via the udibonos. We also added a medium-term global sovereign bond issued by Ukraine and the Fund's first supranational, a Zambian kwacha bond issued by the European Investment Bank trading at a deep discount to par value.

We eliminated exposure to the Colombian peso and the Hungarian forint and added no new local currencies to the Fund. We also halved exposure to the South African rand. In contrast, due to market movements the Vietnamese dong increased its weighting to 3.2% of total net assets by the end of January compared with its weighting of 0.8% of total net assets at the beginning of the six-month period.

We thank you for your confidence in Franklin Templeton Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.


(PHOTO OF WILLIAM LEDWARD)   /s/ William Ledward

                             William Ledward
                             Portfolio Manager and Research Analyst of
                             Franklin Templeton Investment Management Ltd. Fixed Income Group


(PHOTO OF CLAIRE HUSSON)     /s/ Claire Husson

                             Claire Husson
                             Portfolio Manager and Research Analyst of
                             Franklin Templeton Investment Management Ltd. Fixed Income Group

                             Portfolio Management Team
                             Franklin Templeton Emerging Market Debt
                             Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              6 | Semiannual Report

Performance Summary as of 1/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FEMDX                                      CHANGE   1/31/09   7/31/08
-------------                                     -------   -------   -------
Net Asset Value (NAV)                              -$3.80    $7.52     $11.32
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                         $0.6402
Short-term Capital Gain                 $0.0217
Long-term Capital Gain                  $0.0431
   TOTAL                                $0.7050

PERFORMANCE(1)

                                                                      INCEPTION
                                                  6-MONTH    1-YEAR   (5/24/06)
                                                  -------   -------   ---------
Cumulative Total Return(2)                         -27.28%   -23.99%     -9.53%
Average Annual Total Return(3)                     -27.28%   -23.99%     -3.66%
Value of $50,000 Investment(4)                    $36,358   $38,003    $45,234
Avg. Ann. Total Return (12/31/08)(5)                         -27.63%     -5.26%
   Total Annual Operating Expenses(6)
      Without Waiver                     1.24%
      With Waiver                        1.01%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 1.0% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                              Semiannual Report | 7

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY, AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                              8 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                              Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/08      VALUE 1/31/09   PERIOD* 8/1/08-1/31/09
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $  727.20             $4.66
Hypothetical (5% return before expenses)         $1,000           $1,019.81             $5.45

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.07%, net of expense waiver, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             10 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                                                                              SIX MONTHS ENDED          YEAR ENDED JULY 31,
                                                                              JANUARY 31, 2009   ------------------------------
                                                                                 (UNAUDITED)       2008         2007    2006(a)
                                                                              ----------------   --------     -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................        $ 11.32       $  11.25     $ 10.19    $10.00
                                                                                   -------       --------     -------    ------
Income from investment operations(b):
   Net investment income(c) ...............................................           0.41           0.80        0.76      0.08
   Net realized and unrealized gains (losses) .............................          (3.51)         (0.02)       0.63      0.11
                                                                                   -------       --------     -------    ------
Total from investment operations ..........................................          (3.10)          0.78        1.39      0.19
                                                                                   -------       --------     -------    ------
Less distributions from:
   Net investment income ..................................................          (0.64)         (0.65)      (0.32)       --
   Net realized gains .....................................................          (0.06)         (0.06)      (0.01)       --
                                                                                   -------       --------     -------    ------
Total distributions .......................................................          (0.70)         (0.71)      (0.33)       --
                                                                                   -------       --------     -------    ------
Net asset value, end of period ............................................        $  7.52       $  11.32     $ 11.25    $10.19
                                                                                   =======       ========     =======    ======
Total return(d) ...........................................................         (27.28)%         7.33%      13.75%     1.90%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates and expense reduction ...           1.21%          1.23%       1.35%     4.34%
Expenses net of waiver and payments by affiliates .........................           1.08%          1.10%       1.11%     1.10%
Expenses net of waiver and payments by affiliates and expense reduction ...           1.07%          1.10%(f)    1.10%     1.10%
Net investment income .....................................................           8.81%          7.11%       7.03%     4.07%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................        $68,304       $102,294     $56,822    $9,377
Portfolio turnover rate ...................................................          20.19%         47.56%      65.54%    38.29%

(a)  For the period May 24, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 11

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2009 (UNAUDITED)

       FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND          COUNTRY/ORGANIZATION     WARRANTS               VALUE
       ----------------------------------------------------------          --------------------  --------------         -----------
       WARRANTS 3.4%
   (a) Central Bank of Nigeria, wts., 11/15/20 ..........................         Nigeria                13,000         $ 1,202,500
   (a) Government of Venezuela, Oil Value Recovery wts., 4/15/20 ........        Venezuela               66,400           1,095,600
                                                                                                                        -----------
       TOTAL WARRANTS (COST $5,249,950) .................................                                                 2,298,100
                                                                                                                        -----------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(b)
                                                                                                 --------------
       CORPORATE BONDS 26.7%
       COMMERCIAL BANKS 5.7%
       AK Bars Bank, senior note, 8.25% 6/28/10 .........................         Russia              1,500,000           1,372,500
   (c) Alfa MTN Markets for ABH Financial, 144A, 8.20%, 6/25/12 .........         Russia              2,800,000           1,778,000
       Ukrainian MTN Finance,
   (c)    144A, 9.25%, 8/04/11 ..........................................         Ukraine             1,000,000             430,000
   (d)    Reg S, 9.25%, 8/04/11 .........................................         Ukraine               700,000             301,000
                                                                                                                        -----------
                                                                                                                          3,881,500
                                                                                                                        -----------
       CONSUMER FINANCE 1.8%
   (d) HSBK Europe BV, Reg S, 9.25%, 10/16/13 ...........................       Kazakhstan            1,700,000           1,249,500
                                                                                                                        -----------
       ELECTRICAL EQUIPMENT 0.9%
       EGE Haina Finance Co.,
   (d)    Reg S, 9.50%, 4/26/17 .........................................   Dominican Republic          500,000             212,500
   (c)    senior note, 144A, 9.50%, 4/26/17 .............................   Dominican Republic          900,000             382,500
                                                                                                                        -----------
                                                                                                                            595,000
                                                                                                                        -----------
       FOOD PRODUCTS 2.2%
   (d) Foodcorp Ltd., Reg S, 8.875%, 6/15/12 ............................      South Africa           1,900,000    EUR    1,531,083
                                                                                                                        -----------
       MEDIA 0.4%
(d, e) Central European Media Enterprises Ltd., senior note, Reg S, FRN,
          5.934%, 5/15/14 ...............................................     Czech Republic            400,000    EUR      294,193
                                                                                                                        -----------
       METALS & MINING 2.3%
   (d) Evraz Group SA, Reg S, 9.50%, 4/24/18 ............................         Russia                500,000             308,640
   (d) New World Resources BV, senior bond, Reg S, 7.375%, 5/15/15 ......     Czech Republic          2,000,000    EUR    1,227,936
                                                                                                                        -----------
                                                                                                                          1,536,576
                                                                                                                        -----------
       OIL, GAS & CONSUMABLE FUELS 7.0%
   (d) Gaz Capital SA, senior bond, Reg S, 8.146%, 4/11/18 ..............         Russia              1,000,000             772,500
       Petro Co. of Trinidad and Tobago Ltd., senior note,
   (c)    144A, 6.00%, 5/08/22 ..........................................  Trinidad and Tobago        1,200,000             950,040
   (d)    Reg S, 6.00%, 5/08/22 .........................................  Trinidad and Tobago          400,000             316,680
   (d) TNK-BP Finance SA, senior note, Reg S, 7.875%, 3/13/18 ...........         Russia              4,500,000           2,768,392
                                                                                                                        -----------
                                                                                                                          4,807,612
                                                                                                                        -----------
       ROAD & RAIL 2.4%
       Kazakhstan Temir Zholy, 7.00%, 5/11/16 ...........................       Kazakhstan            3,000,000           1,630,110
                                                                                                                        -----------
       SPECIALTY RETAIL 1.8%
(d, e) Edcon Proprietary Ltd., senior secured note, Reg S, FRN, 6.579%,
          6/15/14 .......................................................      South Africa           2,200,000    EUR    1,235,355
                                                                                                                        -----------
       THRIFTS & MORTGAGE FINANCE 2.2%
       Astana-Finance, 7.875%, 6/08/10 ..................................       Kazakhstan            2,000,000    EUR    1,477,360
                                                                                                                        -----------
       TOTAL CORPORATE BONDS (COST $26,559,171) .........................                                                18,238,289
                                                                                                                        -----------


                             12 | Semiannual Report

Franklin Global Trust

                                                                                                    PRINCIPAL
       FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND          COUNTRY/ORGANIZATION     AMOUNT(b)              VALUE
       ----------------------------------------------------------          --------------------  --------------         -----------
   (f) CREDIT LINKED NOTES 15.2%
       Barclays Bank PLC,
   (c)    144A, 10.00%, 10/19/11 ........................................        Indonesia        2,000,000,000    IDR  $   171,740
          9.515%, 5/19/15 ...............................................         Brazil              1,000,000    BRL      676,287
(c, e)    cvt., 144A, FRN, 10.00%, 10/17/11 .............................        Indonesia        7,000,000,000    IDR      601,089
   (e) Deutsche Bank AG, senior note, FRN, 8.243%, 6/19/16 ..............         Angola              1,700,000    EUR    1,372,091
   (e) Hong Kong & Shanghai Bank, cvt., FRN,
          7.62%, 2/07/12 ................................................         Vietnam               329,326             299,144
          7.855%, 10/23/12 ..............................................         Vietnam               485,226             443,931
          8.83%, 11/15/11 ...............................................         Vietnam               287,356             266,385
   (c) HSBC Bank PLC, 144A, 7.65%, 1/19/10 ..............................         Vietnam        20,000,000,000    VND    1,139,536
       ING Bank NV, 11.89%, 12/30/09 ....................................         Ukraine             7,000,000    UAH      614,834
(e, g) Merrill Lynch & Co. Inc., FRN, 1.563%, 1/01/28 ...................          Iraq             726,171,089    JPY    3,004,095
   (e) Standard Chartered Bank, cvt., FRN, 15.974%, 3/02/12 .............         Zambia                875,000             843,466
       UBS AG Jersey, senior note, cvt., 10.00%, 10/18/11 ...............        Indonesia            1,000,000             977,200
                                                                                                                        -----------
       TOTAL CREDIT LINKED NOTES (COST $13,211,143) .....................                                                10,409,798
                                                                                                                        -----------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 42.0%
   (c) City of KYIV, 144A, 8.25%, 11/26/12 ..............................         Ukraine             1,100,000             396,000
   (d) Credit Suisse First Boston International, Reg S, 8.25%,
          11/26/12 ......................................................         Ukraine               600,000             222,000
       Development & Investment Projects Jordan Armed Forces, senior
          note, 6.14%, 12/16/19 .........................................          Jordan             1,700,000           1,241,000
       European Investment Bank, senior note, 12.25%, 2/26/10 ...........    Supranational(h)     2,000,000,000    ZMK      328,155
   (d) Gabonese Republic, Reg S, 8.20%, 12/12/17 ........................          Gabon              1,100,000             775,500
   (i) Government of Argentina, 11.75%, 5/20/11 .........................        Argentina            3,000,000    DEM      147,149
       Government of Ecuador,
(e, i)    FRN, 3.938%, 2/27/15 ..........................................         Ecuador               546,047             133,781
   (d)    Reg S, 9.375%, 12/15/15 .......................................         Ecuador             2,400,000             960,000
       Government of Georgia, 7.50%, 4/15/13 ............................         Georgia             2,100,000           1,372,350
       Government of Ghana,
          13.95%, 12/13/10 ..............................................          Ghana                500,000    GHS      289,427
          13.67%, 6/15/12 ...............................................          Ghana              1,130,000    GHS      501,449
   (d)    Reg S, 8.50%, 10/04/17 ........................................          Ghana              1,500,000           1,012,500
   (d) Government of Grenada, Reg S, 2.50% to 9/15/11, 4,50% to 9/15/13,
          6.00% to 9/15/15, 8.00% to 9/15/17, 8.50% to 9/15/18, 9.00%
          thereafter, 9/15/25 ...........................................         Grenada             1,100,000             363,000
(e, g) Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN, 1.35%,
          1/01/28 .......................................................          Iraq             414,954,908    JPY    1,716,626
(e, i) Government of Ivory Coast, FRN, 2.90%, 3/30/18 ...................       Ivory Coast          25,650,000    FRF      850,287
   (e) Government of Moldova, FRN, 7.705%, 10/29/09 .....................         Moldova               637,600             573,840
   (d) Government of Serbia, Reg S, 3.75% to 11/01/09, 6.75% thereafter,
          11/01/24 ......................................................         Serbia              2,200,000           1,597,200
       Government of South Africa, senior note, 5.875%, 5/30/22 .........      South Africa           1,000,000             880,000
       Government of Turkey,
   (e)    FRN, 20.90%, 2/26/14 ..........................................         Turkey                545,000    TRY      343,423
   (j)    Index Linked, 10.00%, 2/15/12 .................................         Turkey              2,659,581    TRY    1,495,438
   (d) Government of Ukraine, senior bond, Reg S, 4.95%, 10/13/15 .......         Ukraine             1,500,000    EUR      777,053
   (d) Government of Venezuela, Reg S, 6.00%, 12/09/20 ..................        Venezuela            2,700,000           1,059,750


                             Semiannual Report | 13

Franklin Global Trust

                                                                                                    PRINCIPAL
       FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND          COUNTRY/ORGANIZATION     AMOUNT(b)              VALUE
       ----------------------------------------------------------          --------------------  --------------         -----------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
   (j) Mexican Udibonos, 5.00%, 6/16/16 .................................         Mexico                329,175(k) MXN  $ 2,459,093
   (i) NK Debt Corp., zero cpn., 3/12/10 ................................       North Korea           4,250,000    DEM      222,358
   (j) Nota Do Tesouro Nacional, Index Linked, 6.00%, 5/15/15 ...........         Brazil                  4,400(l) BRL    3,172,225
       Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1,
   (c)    144A, zero cpn., 5/31/18 ......................................          Peru                 784,528             408,611
   (d)    Reg S, zero cpn., 5/31/18 .....................................          Peru               1,355,975             706,242
       Province Del Neuquen,
   (c)    senior note, 144A, 8.656%, 10/18/14 ...........................        Argentina              511,200             449,552
   (d)    senior secured note, Reg S, 8.656%, 10/18/14 ..................        Argentina            1,363,200           1,198,805
   (d) Republic of El Salvador, Reg S, 7.65%, 6/15/35 ...................       El Salvador           2,000,000           1,530,000
       Republic of Fiji, 6.875%, 9/13/11 ................................          Fiji                 600,000             455,595
       Sphynx Capital Markets,
          10.25%, 1/30/10 ...............................................       Ivory Coast             305,017    EUR      342,355
          cvt., 12.08%, 6/14/10 .........................................          Ghana                600,000    GHS      362,711
   (e)    cvt., FRN, 13.00%, 8/11/10 ....................................          Ghana                600,000    GHS      359,492
                                                                                                                        -----------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $40,215,785) ............................................                                                28,702,967
                                                                                                                        -----------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $85,236,049) ............................................                                                59,649,154
                                                                                                                        -----------
       SHORT TERM INVESTMENTS 11.8%
       CREDIT LINKED NOTES (COST $356,482) 0.3%
   (i) Standard Bank PLC, zero cpn., 9/11/08 ............................       Ivory Coast         166,694,421    XOF      232,442
                                                                                                                        -----------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.7%
   (m) South Africa Treasury Bill, 3/04/09 ..............................      South Africa          15,000,000    ZAR    1,455,290
   (m) Zambia Treasury Bill, 2/16/09 ....................................         Zambia          2,000,000,000    ZMK      386,210
                                                                                                                        -----------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $2,447,486) .............................................                                                 1,841,500
                                                                                                                        -----------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS (COST $88,040,017) ...                                                61,723,096
                                                                                                                        -----------

                                                                                                     SHARES
                                                                                                 --------------
       MONEY MARKET FUNDS (COST $5,972,732) 8.8%
   (n) Franklin Institutional Fiduciary Trust Money Market Portfolio,
          0.39% .........................................................      United States          5,972,732           5,972,732
                                                                                                                        -----------
       TOTAL INVESTMENTS (COST $94,012,749) 99.1% .......................                                                67,695,828
       NET UNREALIZED DEPRECIATION ON FORWARD EXCHANGE CONTRACTS
          (0.2)% ........................................................                                                  (160,258)
       OTHER ASSETS, LESS LIABILITIES 1.1% ..............................                                                   768,194
                                                                                                                        -----------
       NET ASSETS 100.0% ................................................                                               $68,303,764
                                                                                                                        ===========


                             14 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

See Abbreviations on page 28.

(a) Security is held in Alternative Strategies (FT) Ltd., a wholly owned subsidiary of the Fund. See Note 1(e).

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2009, the aggregate value of these securities was $6,707,068, representing 9.82% of net assets.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2009, the aggregate value of these securities was $20,419,829, representing 29.90% of net assets.

(e)  The coupon rate shown represents the rate at period end.

(f)  See Note 1(d) regarding credit linked notes.

(g) Security has been deemed illiquid because it may not be able to be sold within seven days. At January 31, 2009, the aggregate value of these securities was $4,720,721, representing 6.91% of net assets.

(h) A supranational organization is an entity formed by two or more central governments through international treaties.

(i)  See Note 10 regarding defaulted securities.

(j)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(k)  Principal amount is stated in 100 Mexican Peso Units.

(l)  Principal amount is stated in 1,000 Brazilian Real Units.

(m)  The security is traded on a discount basis with no stated coupon rate.

(n) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2009 (unaudited)

                                                                             FRANKLIN
                                                                            TEMPLETON
                                                                         EMERGING MARKET
                                                                               DEBT
                                                                          OPPORTUNITIES
                                                                               FUND
                                                                         ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ....................................    $ 88,040,017
      Cost - Sweep Money Fund (Note 7) ...............................       5,972,732
                                                                          ------------
      Total cost of investments ......................................    $ 94,012,749
                                                                          ============
      Value - Unaffiliated issuers ...................................    $ 61,723,096
      Value - Sweep Money Fund (Note 7) ..............................       5,972,732
                                                                          ------------
      Total value of investments .....................................      67,695,828
   Cash ..............................................................          22,200
   Receivables:
      Investment securities sold .....................................         327,670
      Interest .......................................................       1,406,293
   Unrealized appreciation on forward exchange contracts (Note 8) ....          88,474
                                                                          ------------
         Total assets ................................................      69,540,465
                                                                          ------------
Liabilities:
   Payables:
      Investment securities purchased ................................         884,839
      Affiliates .....................................................          44,820
   Unrealized depreciation on forward exchange contracts (Note 8) ....         248,732
   Accrued expenses and other liabilities ............................          58,310
                                                                          ------------
         Total liabilities ...........................................       1,236,701
                                                                          ------------
            Net assets, at value .....................................    $ 68,303,764
                                                                          ============
Net assets consist of:
   Paid-in capital ...................................................    $ 96,729,539
   Undistributed net investment income ...............................         926,455
   Net unrealized appreciation (depreciation) ........................     (26,523,661)
   Accumulated net realized gain (loss) ..............................      (2,828,569)
                                                                          ------------
            Net assets, at value .....................................    $ 68,303,764
                                                                          ============
   Shares outstanding ................................................       9,086,729
                                                                          ============
   Net asset value and maximum offering price per share ..............    $       7.52
                                                                          ============

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Global Trust

STATEMENT OF OPERATIONS
for the six months ended January 31, 2009 (unaudited)

                                                                                                 FRANKLIN
                                                                                                TEMPLETON
                                                                                             EMERGING MARKET
                                                                                                   DEBT
                                                                                              OPPORTUNITIES
                                                                                                   FUND
                                                                                             ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ...............................................................    $    380,563
      Sweep Money Fund (Note 7) ..........................................................           4,037
   Interest ..............................................................................       3,671,846
                                                                                              ------------
         Total investment income .........................................................       4,056,446
                                                                                              ------------
Expenses:
   Management fees (Note 3a) .............................................................         326,444
   Administrative fees (Note 3b) .........................................................          82,328
   Transfer agent fees (Note 3c) .........................................................             788
   Custodian fees (Note 4) ...............................................................          19,558
   Reports to shareholders ...............................................................          12,267
   Registration and filing fees ..........................................................          17,580
   Professional fees .....................................................................          32,666
   Trustees' fees and expenses ...........................................................           3,291
   Other .................................................................................           2,789
                                                                                              ------------
         Total expenses ..................................................................         497,711
         Expense reductions (Note 4) .....................................................            (389)
         Expenses waived/paid by affiliates (Note 3d) ....................................         (56,068)
                                                                                              ------------
            Net expenses .................................................................         441,254
                                                                                              ------------
               Net investment income .....................................................       3,615,192
                                                                                              ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ........................................................................      (2,574,366)
      Foreign currency transactions ......................................................       1,427,752
                                                                                              ------------
               Net realized gain (loss) ..................................................      (1,146,614)
                                                                                              ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ........................................................................     (28,893,642)
      Translation of other assets and liabilities denominated in foreign currencies ......        (665,586)
                                                                                              ------------
               Net change in unrealized appreciation (depreciation) ......................     (29,559,228)
                                                                                              ------------
Net realized and unrealized gain (loss) ..................................................     (30,705,842)
                                                                                              ------------
Net increase (decrease) in net assets resulting from operations ..........................    $(27,090,650)
                                                                                              ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      FRANKLIN TEMPLETON
                                                                                                        EMERGING MARKET
                                                                                                    DEBT OPPORTUNITIES FUND
                                                                                               --------------------------------
                                                                                               SIX MONTHS ENDED
                                                                                               JANUARY 31, 2009     YEAR ENDED
                                                                                                  (UNAUDITED)     JULY 31, 2008
                                                                                               ----------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................     $  3,615,192      $  5,035,289
      Net realized gain (loss) from investments and foreign currency transactions ..........       (1,146,614)       (1,426,392)
      Net change in unrealized appreciation (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign currencies ....................      (29,559,228)        1,415,129
                                                                                                 ------------      ------------
         Net increase (decrease) in net assets resulting from operations ...................      (27,090,650)        5,024,026
                                                                                                 ------------      ------------
   Distributions to shareholders from:
      Net investment income ................................................................       (5,400,673)       (3,950,011)
      Net realized gains ...................................................................         (546,647)         (359,917)
                                                                                                 ------------      ------------
   Total distributions to shareholders .....................................................       (5,947,320)       (4,309,928)
                                                                                                 ------------      ------------
   Capital share transactions (Note 2) .....................................................         (952,124)       44,757,841
                                                                                                 ------------      ------------
         Net increase (decrease) in net assets .............................................      (33,990,094)       45,471,939
Net assets:
   Beginning of period .....................................................................      102,293,858        56,821,919
                                                                                                 ------------      ------------
   End of period ...........................................................................     $ 68,303,764      $102,293,858
                                                                                                 ------------      ------------
Undistributed net investment income included in net assets:
   End of period ...........................................................................     $    926,455      $  2,711,936
                                                                                                 ============      ============

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Franklin Templeton Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the


                             Semiannual Report | 19

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                             20 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. CREDIT LINKED NOTES

The Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit linked note, the potential inability of the Fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of January 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

The Fund may invest in certain securities, warrants or commodities through its investment in Alternative Strategies (FT) Ltd, a Cayman Islands exempted limited liability company and a wholly owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the Fund. At January 31, 2009, all Subsidiary investments as well as any payables or receivables are reflected in the Fund's Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended January 31, 2009 have been included in the Fund's Statement of Operations.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain


                             Semiannual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             22 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED              YEAR ENDED
                                                          JANUARY 31, 2009            JULY 31, 2008
                                                     -------------------------   -----------------------
                                                       SHARES        AMOUNT        SHARES       AMOUNT
                                                     ----------   ------------   ---------   -----------
Shares sold ......................................      808,295   $  7,710,391   3,672,785   $41,408,376
Shares issued in reinvestment of distributions ...      760,099      5,662,738     345,785     3,748,276
Shares redeemed ..................................   (1,515,978)   (14,325,253)    (35,824)     (398,811)
                                                     ----------   ------------   ---------   -----------
Net increase (decrease) ..........................       52,416   $   (952,124)  3,982,746   $44,757,841
                                                     ==========   ============   =========   ===========

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                                 AFFILIATION
----------                                                                 ----------------------
Franklin Templeton Investment Management Limited (Investment Management)   Investment manager
Franklin Templeton Services, LLC (FT Services)                             Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)              Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Investment Management based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -------------------------------------------------
       0.800%         Up to and including $500 million
       0.700%         Over $500 million, up to and including $1 billion
       0.650%         In excess of $1 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the period ended January 31, 2009, the Fund paid transfer agent fees of $788, of which $483 was retained by Investor Services.


                             Semiannual Report | 23

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Investment Management have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2009, FT Services and Investment Management may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized currency losses of $403,984.

At January 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $ 93,873,512
                                                 ============
Unrealized appreciation ......................   $    269,724
Unrealized depreciation ......................    (26,447,408)
                                                 ------------
Net unrealized appreciation (depreciation) ...   $(26,177,684)
                                                 ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.


                             24 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2009, aggregated $31,925,242 and $13,058,802, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At January 31, 2009, the Fund had the following forward exchange contracts outstanding:

                                                                  CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
                                                                  AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
                                                                 ----------   ----------   ------------   ------------
CONTRACTS TO SELL
  7,400,000  Euro ............................................   $9,549,030     3/09/09       $88,474       $      --
324,000,000  Japanese Yen ....................................    3,499,676     3/09/09            --        (104,087)
   Unrealized appreciation (depreciation) on offsetting
      forward exchange contracts .......................................................           --        (144,645)
                                                                                              -------       ---------
      Unrealized appreciation (depreciation) on forward
         exchange contracts ............................................................       88,474        (248,732)
                                                                                              -------       ---------
      Net unrealized appreciation (depreciation) on
         forward exchange contracts ....................................................                    $(160,258)
                                                                                                            =========

(a)  In U.S. dollars unless otherwise indicated.

9. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At January 31, 2009, there were five unaffiliated shareholders holding 32%, 21%, 11%, 8%, and 6% of the Fund's outstanding shares.

10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 66.98% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                             Semiannual Report | 25

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

10. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At January 31, 2009, the aggregate value of these securities was $1,586,017, representing 2.32% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period ended January 31, 2009, the Fund did not utilize the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                             26 | Semiannual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

13. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                      LEVEL 1      LEVEL 2      LEVEL 3      TOTAL
                                    ----------   -----------   --------   -----------
ASSETS:
   Investments in Securities        $7,814,232   $59,649,154   $232,442   $67,695,828
   Other Financial Instruments(a)           --        88,474         --        88,474
LIABILITIES:
   Other Financial Instruments(a)           --       248,732         --       248,732

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts.

At January 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                     INVESTMENTS
                                                                    IN SECURITIES
                                                                    -------------
Beginning Balance - August 1, 2008 ..............................     $ 473,513
   Net realized gain (loss) .....................................            --
   Net change in unrealized appreciation (depreciation) .........      (156,009)
   Net purchases (sales) ........................................       (85,062)
   Transfers in and/or out of Level 3 ...........................            --
                                                                      ---------
Ending Balance ..................................................     $ 232,442
                                                                      =========
Net change in unrealized appreciation (depreciation) attributable
   to assets still held at end of period ........................     $(156,009)
                                                                      =========


                             Semiannual Report | 27

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

14. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY

BRL - Brazilian Real
DEM - Deutsche Mark
EUR - Euro
FRF - French Franc
GHS - New Ghana Cedi
IDR - Indonesian Rupiah
JPY - Japanese Yen
MXN - Mexican Peso
TRY - Turkish Lira
UAH - Ukraine Hryvna
VND - Vietnamese Dong
XOF - West African Franc
ZAR - South African Rand
ZMK - Zambia Kwacha

SELECTED PORTFOLIO

FRN - Floating Rate Note


                             28 | Semiannual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

At July 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 12, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to Advisor Class shareholders of record.

                                       FOREIGN TAX PAID   FOREIGN SOURCE INCOME
CLASS                                      PER SHARE            PER SHARE
-----                                  ----------------   ---------------------
Advisor Class ......................        0.0040                0.5589

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.


                             Semiannual Report | 29

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             30 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

600 Fifth Avenue
New York, NY 10020

SEMIANNUAL REPORT
FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

INVESTMENT MANAGER
Franklin Templeton Investment Management Limited

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

699 S2009 03/09




FRANKLIN INTERNATIONAL GROWTH FUND
FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND




JANUARY 31, 2009

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

                                   (GRAPHIC)

                                 INTERNATIONAL

                             FRANKLIN GLOBAL TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own
                                 research and staying true to the unique
                                 investment disciplines that underlie its
                                 success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct
                                 portfolios. That's why our funds can be used to
                                 build truly diversified allocation plans
                                 covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional
                                 risk-adjusted returns over the long term, as
                                 well as the reliable, accurate and personal
                                 service that has helped us become one of the
                                 most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................    1

SEMIANNUAL REPORT
Economic and Market Overview .............................................    3
Franklin International Growth Fund .......................................    4
Franklin International Small Cap Growth Fund .............................   13
Financial Highlights and Statements of Investments .......................   21
Financial Statements .....................................................   33
Notes to Financial Statements ............................................   37
Tax Designation ..........................................................   48
Shareholder Information ..................................................   50

Shareholder Letter

Dear Shareholder:

World economies entered into a significant slowdown commencing in August 2008 spawned by the credit market crisis. Despite coordinated efforts by many governments to address these problems, severe economic conditions and a high degree of uncertainty fueled market volatility. Most major equity indexes suffered double-digit losses for the reporting period. Although this difficult environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find investments in high-quality, sustainable growth companies that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed semiannual report for Franklin Global Trust, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JANUARY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

Economic growth globally continued to contract as consumer spending, business investment and exports waned during the period coupled with a rise in unemployment in Europe and the U.S. In response, central banks and governments cut interest rates, developed large-scale spending plans, recapitalized banks and created multiple programs designed to jump-start credit markets. Their collective actions helped ease a spike in the costs of short-term lending between banks, as measured by the London Interbank Offered Rate (LIBOR).

At the same time, commodity prices declined as worldwide demand dynamics eased. For example, oil fell from $124 per barrel on July 31, 2008, to $42 per barrel by the end of January 2009. Oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The broad-based commodity price decline eased previously heightened global inflationary pressures.

In this challenging economic environment, volatility came to define global equity markets. Virtually all local indexes ended the six-month period with marked losses. Developed markets generally performed better than emerging markets, and Latin American stocks performed worse than their Asian, U.S. and European counterparts. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the banking industry retained relatively strong balance sheets.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JANUARY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                              Semiannual Report | 3

Franklin International Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

GEOGRAPHIC BREAKDOWN
Franklin International Growth Fund
Based on Total Net Assets as of 1/31/09

                                   (PIE CHART)

Europe .................................................................   49.9%
Asia ...................................................................   21.1%
Australia & New Zealand ................................................   14.9%
Latin America & Caribbean ..............................................    3.4%
Short-Term Investments & Other Net Assets ..............................   10.7%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin International Growth Fund covers the period ended January 31, 2009.

PERFORMANCE OVERVIEW

For the six months ended January 31, 2009, Franklin International Growth Fund - Class A had a -39.75% cumulative total return. The Fund performed comparably to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which had a -40.66% total

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 25.


                              4 | Semiannual Report
return for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

PORTFOLIO BREAKDOWN
Franklin International Growth Fund
Based on Total Net Assets as of 1/31/09

                                  (BAR CHART)

Health Care Equipment & Supplies            10.3%
Energy Equipment & Services                  7.0%
Food & Staples Retailing                     5.3%
Real Estate Management & Development         4.6%
Capital Markets                              4.5%
Life Sciences Tools & Services               3.7%
Chemicals                                    3.6%
Personal Products                            3.3%
Distributors                                 3.3%
Biotechnology                                3.2%
Household Products                           3.0%
Commercial Banks                             3.0%
Software                                     2.9%
Aerospace & Defense                          2.8%
Specialty Retail                             2.8%
Media                                        2.7%
Other                                       23.3%
Short-Term Investments & Other Net Assets   10.7%

INVESTMENT STRATEGY

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth and quality.

MANAGER'S DISCUSSION

During the period under review, every sector in the benchmark MSCI EAFE Index lost value. Our stock selection and underweighted allocation in the energy and telecommunication services sectors were major detractors from Fund performance relative to the benchmark index, as was our lack of holdings in the utilities sector.(2) Within energy, a significant overweighting in energy equipment and services companies and lack of oil, gas and consumable fuels industry holdings weighed on relative performance. Individual detractors included Wellstream Holdings (not an index component), a U.K. maker of flexible pipelines designed for use in energy industry applications; Saipem, an Italian drilling and oilfield construction company; and WorleyParsons, an Australian engineering and design firm serving industrial complexes within the energy and resource extraction industries. Among telecommunication services holdings, Norway-based communications provider Telenor (sold by period-end) was a standout detractor. We felt the company no longer met our quality criteria after management announced a potential acquisition that, according to our analysis, was not in the best interests of shareholders. Our large position in America Movil (not an index component), Latin America's biggest mobile network operator, also hindered the Fund's relative results. We continued to hold America Movil at period-end as we believe the company offers a compelling

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) The energy sector comprises energy equipment and services in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                             Semiannual Report | 5
and sustainable long-term growth opportunity, supported by its high-quality management team.

TOP 10 COUNTRIES
Franklin International Growth Fund 1/31/09

              % OF TOTAL
              NET ASSETS
              ----------
U.K.             15.6%
Australia        14.9%
Hong Kong        13.1%
Switzerland       7.4%
China             5.2%
France            5.0%
Italy             4.9%
Germany           4.7%
Netherlands       3.7%
Mexico            3.4%

Geographically, our heavily overweighted exposure to Australia hampered relative performance during the period, as did stock selection in Europe, particularly in the U.K., and a small, poor-performing allocation to Latin America (not an index component). Australian holdings that detracted from relative Fund returns included Sydney-based investment bank Macquarie Group and gaming machine manufacturer Aristocrat Leisure (sold by period-end). The Australian dollar's sharp and significant decline against the U.S. dollar also negatively affected these holdings' value. In Europe, our banking- and investment-related holdings generally declined sharply in value, and the Fund's poor relative results stemmed from positions such as National Bank of Greece, Anglo Irish Bank (not an index component) and the U.K.'s Man Group.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2009, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the Fund's predominant investment in securities with non-U.S. currency exposure.

On a positive note, Fund performance relative to the benchmark MSCI EAFE Index benefited from the Fund's stock selection in the materials and consumer staples sectors, as well as its cash position.(3) In the materials sector, our lack of holdings in volatile metals and mining stocks was a primary contributor, as was our only holding within the sector, an overweighted position in Swiss agro-chemical company Syngenta. We believe that Syngenta's use of strong cash flows from its core crop protection and fertilizer business will help to fuel above-average growth in its genetically modified seeds business. In the consumer staples sector, a significant overweighting and stock selection in the personal products industry added to the Fund's relative results, where our investment in Hengan International Group (not an index component), one of China's leading personal hygiene and household paper products manufacturers, rose in value. We believe that Hengan offers a sustainable growth opportunity as rising incomes across China enable consumers to increase their usage of branded personal hygiene products, including tissues and diapers.

(3.) The materials sector comprises chemicals in the SOI. The consumer staples sector comprises beverages, food and staples retailing, household products and personal products in the SOI.


                              6 | Semiannual Report

The Fund's overweighting the health care sector versus the benchmark index also proved beneficial, as this typically non-cyclical group held up better than most during the market's sustained decline.(4) Among health care companies, stock selection and overweightings in the health care equipment and supplies industry and the life sciences tools and services industry boosted relative results. Notable contributors in these industries were Netherlands-based QIAGEN, which manufactures a broad line of DNA extraction and analysis tools for an array of related companies and institutions; Cochlear, an Australia-based maker of implantable hearing aids and related devices; and French ophthalmic products and supplies maker Essilor International, which specializes in corrective lenses.

During the period under review, we executed our consistent, disciplined methodology of seeking high-quality, sustainable-growth companies outside the U.S., based on our fundamental, bottom-up analysis.

Thank you for your participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF COLEEN F. BARBEAU)


/s/ Coleen F. Barbeau

Coleen F. Barbeau

(PHOTO OF M. PAR ROSTOM)


/s/ M. Par Rostom

M. Par Rostom, CFA

Portfolio Management Team
Franklin International Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin International Growth Fund
1/31/09

COMPANY                                          % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                         NET ASSETS
------------------------                         ----------
QIAGEN NV                                           3.7%
   LIFE SCIENCES TOOLS & SERVICES, NETHERLANDS
Syngenta AG                                         3.6%
   CHEMICALS, SWITZERLAND
Hengan International Group Co. Ltd.                 3.3%
   PERSONAL PRODUCTS, CHINA
Li & Fung Ltd.                                      3.3%
   DISTRIBUTORS, HONG KONG
Tesco PLC                                           3.2%
   FOOD & STAPLES RETAILING, U.K.
CSL Ltd.                                            3.2%
   BIOTECHNOLOGY, AUSTRALIA
Reckitt Benckiser Group PLC                         3.0%
   HOUSEHOLD PRODUCTS, U.K.
National Bank of Greece SA                          2.9%
   COMMERCIAL BANKS, GREECE
Terumo Corp.                                        2.9%
   HEALTH CARE EQUIPMENT & SUPPLIES, JAPAN
The Sage Group PLC                                  2.9%
   SOFTWARE, U.K.

(4.) The health care sector comprises biotechnology, health care equipment and supplies, and life sciences tools and services in the SOI.


                              Semiannual Report | 7

Performance Summary as of 1/31/09

FRANKLIN INTERNATIONAL GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                      CHANGE   1/31/09   7/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$3.48    $5.22     $8.70
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.0226

CLASS C (SYMBOL: N/A)                      CHANGE   1/31/09   7/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$3.49    $5.20     $8.69
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.0140

CLASS R (SYMBOL: N/A)                      CHANGE   1/31/09   7/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$3.48    $5.22     $8.70
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.0138

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   1/31/09   7/31/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$3.49    $5.22     $8.71
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.0342


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         6-MONTH   INCEPTION (6/3/08)
-------                                         -------   ------------------
Cumulative Total Return(2)                       -39.75%         -47.58%
Aggregate Total Return(3)                        -43.21%         -50.59%
Value of $10,000 Investment(4)                  $ 5,679         $ 4,941
Aggregate Total Return (12/31/08)(5)                             -48.23%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.86%
      With Waiver                       1.50%

CLASS C                                         6-MONTH   INCEPTION (6/3/08)
-------                                         -------   ------------------
Cumulative Total Return(2)                       -39.89%         -47.76%
Aggregate Total Return(3)                        -40.49%         -48.29%
Value of $10,000 Investment(4)                  $ 5,951         $ 5,171
Aggregate Total Return (12/31/08)(5)                             -45.80%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.51%
      With Waiver                       2.15%

CLASS R                                         6-MONTH   INCEPTION (6/3/08)
-------                                         -------   ------------------
Cumulative Total Return(2)                       -39.85%         -47.67%
Aggregate Total Return(3)                        -39.85%         -47.67%
Value of $10,000 Investment(4)                  $ 6,015         $ 5,233
Aggregate Total Return (12/31/08)(5)                             -45.06%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.01%
      With Waiver                       1.65%

ADVISOR CLASS                                   6-MONTH   INCEPTION (6/3/08)
-------------                                   -------   ------------------
Cumulative Total Return(2)                       -39.69%         -47.47%
Aggregate Total Return(3)                        -39.69%         -47.47%
Value of $10,000 Investment(4)                  $ 6,031         $ 5,253
Aggregate Total Return (12/31/08)(5)                             -44.95%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.51%
      With Waiver                       1.15%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.15% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                             Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Aggregate total return represents the change in value of an investment over the periods indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             10 | Semiannual Report

Your Fund's Expenses

FRANKLIN INTERNATIONAL GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 8/1/08      VALUE 1/31/09   PERIOD* 8/1/08-1/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  602.50             $ 5.86
Hypothetical (5% return before expenses)         $1,000           $1,017.90             $ 7.37
CLASS C
Actual                                           $1,000           $  601.10             $ 8.47
Hypothetical (5% return before expenses)         $1,000           $1,014.62             $10.66
CLASS R
Actual                                           $1,000           $  601.50             $ 6.66
Hypothetical (5% return before expenses)         $1,000           $1,016.89             $ 8.39
CLASS ADVISOR
Actual                                           $1,000           $  603.10             $ 4.65
Hypothetical (5% return before expenses)         $1,000           $1,019.41             $ 5.85

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.45%; C: 2.10%; R:
     1.65%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin International Small Cap Growth Fund
(formerly, Franklin International Smaller Companies Growth Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase.(1) The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over the counter outside of North America.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Franklin International Small Cap Growth Fund
Based on Total Net Assets as of
1/31/09

                                  (BAR CHART)

Europe                                      66.0%
Asia                                        27.1%
Middle East & Africa                         0.9%
Short-Term Investments & Other Net Assets    6.0%

This semiannual report for Franklin International Small Cap Growth Fund covers the period ended January 31, 2009.

PERFORMANCE OVERVIEW

For the six months ended January 31, 2009, Franklin International Small Cap Growth Fund - Class A had a -33.05% cumulative total return. The Fund performed better than the benchmark MSCI EAFE Small Cap Index, which had a -41.88% return for the period under review.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ both a quantitative and qualitative approach to identify smaller international companies that we believe have the potential to generate attractive

(1.) The MSCI EAFE Small Cap Index is a float-adjusted, market capitalization-weighted index designed to measure equity market small cap sector performance in the global developed markets, excluding the U.S. and Canada.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See footnote 1 for a description of the MSCI EAFE Small Cap Index. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


                             Semiannual Report | 13
returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage. Additionally, the companies we invest in tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we conduct thorough analysis to establish the earning prospects and determine the value of the company. Overall, we seek to invest in growth companies with attractive valuations.

PORTFOLIO BREAKDOWN
Franklin International Small Cap Growth Fund
Based on Total Net Assets as of
1/31/09

                                  (BAR CHART)

Food Products                               12.6%
Diversified Financial Services              12.3%
Media                                       12.0%
Specialty Retail                             9.2%
Real Estate Management & Development         6.6%
Office Electronics                           6.1%
Hotels, Restaurants & Leisure                5.5%
Insurance                                    4.5%
Leisure Equipment & Products                 4.3%
Machinery                                    3.1%
Aerospace & Defense                          2.7%
Biotechnology                                2.7%
Commercial Services & Supplies               2.6%
Diversified Consumer Services                2.3%
Marine                                       2.3%
Other                                        5.2%
Short-Term Investments & Other Net Assets    6.0%

We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. While we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

MANAGER'S DISCUSSION

For the six months under review, our investments in the consumer discretionary and health care sectors hurt the Fund's performance relative to the benchmark MSCI EAFE Small Cap Index.(3) In the consumer discretionary sector, stock selection had a negative impact on relative returns as several major detractors came from this sector, including three U.K. holdings, Signet Group, a leading jewelry retailer in the U.K. and the U.S., Carpetright, the number-one carpet retailer in the U.K., and Vitec Group (not an index component), a broadcasting and photographic equipment maker. In addition, relative Fund performance suffered from an underweighted allocation and stock selection in the health care sector.

On the other hand, the Fund's relative performance benefited from stock selection in the financials, consumer staples and industrials sectors.(4) Key contributors in the financials sector included Japan's commercial real estate company Daibiru and Bermuda-based property and casualty insurer Lancashire Holdings. The Fund benefited from overweighting in the consumer staples sector, where Hong Kong's Vitasoy International Holdings, a leading soymilk producer in Hong Kong, China and Australia, aided relative results. In addition, underweighting in the industrials sector helped the Fund's relative performance, with Germany's MTU Aero Engines Holding, an aircraft engine component manufacturer, as a contributor.

(3.) The consumer discretionary sector comprises diversified consumer services;
     hotels, restaurants and leisure; leisure equipment and products; media; and specialty retail in the SOI. The health care sector comprises biotechnology, and health care equipment and supplies in the SOI.

(4.) The financials sector comprises diversified financial services, insurance, and real estate management and development in the SOI. The consumer staples sector comprises food products in the SOI. The industrials sector comprises aerospace and defense, commercial services and supplies, machinery, marine, and professional services in the SOI.


                             14 | Semiannual Report

TOP 10 COUNTRIES
Franklin International Small Cap Growth Fund
1/31/09

              % OF TOTAL
              NET ASSETS
              ----------
U.K.             33.6%
Japan            16.2%
Germany           8.4%
Switzerland       7.1%
Belgium           6.8%
Hong Kong         6.8%
France            6.1%
Singapore         4.2%
Greece            2.0%
Ireland           2.0%

From a geographic perspective, underweighting in Japan and overweighting in the U.K. negatively affected relative Fund performance. In contrast, stock selection in Germany and Hong Kong had a positive impact, and Germany's CTS Eventim, a concert and theater events promoter, was another key contributor.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2009, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure.

The market environment has been challenging and volatile, but in times like these volatility can work in our favor. Specifically, we continue to find quality companies at what we consider discounted prices. We believe this could bode well for the long-term return potential of the Fund if the markets improve over time.

TOP 10 EQUITY HOLDINGS
Franklin International Small Cap Growth Fund
1/31/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Neovia Financial PLC                             6.9%
   DIVERSIFIED FINANCIAL SERVICES, U.K.
Vitasoy International Holdings Ltd.              6.8%
   FOOD PRODUCTS, HONG KONG
Daibiru Corp.                                    6.1%
   REAL ESTATE MANAGEMENT &
   DEVELOPMENT, JAPAN
Neopost SA                                       6.1%
   OFFICE ELECTRONICS, FRANCE
RHJ International                                5.4%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
Carpetright PLC                                  5.2%
   SPECIALTY RETAIL, U.K.
Lancashire Holdings Ltd.                         4.5%
   INSURANCE, U.K.
ASATSU-DK Inc.                                   4.3%
   MEDIA, JAPAN
Hsu Fu Chi International Ltd.                    4.2%
   FOOD PRODUCTS, SINGAPORE
CTS Eventim AG                                   4.1%
   MEDIA, GERMANY

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWIN LUGO)


/s/ Edwin Lugo

Edwin Lugo, CFA
Portfolio Manager
Franklin International Small Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 15

Performance Summary as of 1/31/09

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                       CHANGE   1/31/09   7/31/08
---------------------                      -------   -------   -------
Net Asset Value (NAV)                      -$11.19    $8.69     $19.88
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.4041
Long-Term Capital Gain           $4.3970
   TOTAL                         $4.8011

CLASS C (SYMBOL: N/A)                       CHANGE   1/31/09   7/31/08
---------------------                      -------   -------   -------
Net Asset Value (NAV)                      -$11.17    $8.69     $19.86
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.3616
Long-Term Capital Gain           $4.3970
   TOTAL                         $4.7586

CLASS R (SYMBOL: N/A)                       CHANGE   1/31/09   7/31/08
---------------------                      -------   -------   -------
Net Asset Value (NAV)                      -$11.16    $8.71     $19.87
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.3559
Long-Term Capital Gain           $4.3970
   TOTAL                         $4.7529

ADVISOR CLASS (SYMBOL: FKSCX)               CHANGE   1/31/09   7/31/08
-----------------------------              -------   -------   -------
Net Asset Value (NAV)                      -$11.23    $8.67     $19.90
DISTRIBUTIONS (8/1/08-1/31/09)
Dividend Income                  $0.4118
Long-Term Capital Gain           $4.3970
   TOTAL                         $4.8088


                             16 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE AND AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH   INCEPTION (5/15/08)
-------                                        -------   -------------------
Cumulative Total Return(2)                      -33.05%        -40.66%
Aggregate Total Return(3)                       -36.90%        -44.07%
Value of $10,000 Investment(4)                 $ 6,310        $ 5,593
Aggregate Total Return (12/31/08)(5)                           -40.40%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.78%
      With Waiver                       1.30%

CLASS C                                        6-MONTH   INCEPTION (5/15/08)
-------                                        -------   -------------------
Cumulative Total Return(2)                      -33.11%        -40.66%
Aggregate Total Return(3)                       -33.55%        -41.16%
Value of $10,000 Investment(4)                 $ 6,645        $ 5,884
Aggregate Total Return (12/31/08)(5)                           -37.31%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.43%
      With Waiver                       1.95%

CLASS R                                        6-MONTH   INCEPTION (5/15/08)
-------                                        -------   -------------------
Cumulative Total Return(2)                      -33.23%        -40.82%
Aggregate Total Return(3)                       -33.23%        -40.82%
Value of $10,000 Investment(4)                 $ 6,677        $ 5,918
Aggregate Total Return (12/31/08)(5)                           -36.94%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.93%
      With Waiver                       1.45%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR   INCEPTION (10/15/02)
-------------                           -------          -------   -------   --------------------
Cumulative Total Return(2)               -33.15%          -36.50%   +33.73%        +123.18%
Average Annual Total Return(7)           -33.15%          -36.50%    +5.98%         +13.60%
Value of $10,000 Investment(4)          $ 6,685          $ 6,350   $13,373        $ 22,318
Avg. Ann. Total Return (12/31/08)(5)                      -37.35%    +8.73%         +14.97%
   Total Annual Operating Expenses(6)
      Without Waiver                              1.43%
      With Waiver                                 0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                             Semiannual Report | 17

ENDNOTES

SMALLER, RELATIVELY NEW AND/OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. FOREIGN INVESTING INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Aggregate total return represents the change in value of an investment over the periods indicated. Since Classes A, C and R have existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Average annual total return represents the average annual change in value of an investment over the periods indicated.


                             18 | Semiannual Report

Your Fund's Expenses

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                 VALUE 8/1/08      VALUE 1/31/09   PERIOD* 8/1/08-1/31/09
                                              -----------------   --------------   ----------------------
CLASS A
Actual                                              $1,000           $  669.50              $5.26
Hypothetical (5% return before expenses)            $1,000           $1,018.80              $6.36
CLASS C
Actual                                              $1,000           $  668.90              $8.20
Hypothetical (5% return before expenses)            $1,000           $1,015.38              $9.91
CLASS R
Actual                                              $1,000           $  667.70              $6.10
Hypothetical (5% return before expenses)            $1,000           $1,017.90              $7.37
CLASS ADVISOR
Actual                                              $1,000           $  668.50              $4.00
Hypothetical (5% return before expenses)            $1,000           $1,020.42              $4.84

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.95%; R:
     1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                             20 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL GROWTH FUND

                                                        SIX MONTHS ENDED   PERIOD ENDED
                                                        JANUARY 31, 2009     JULY 31,
CLASS A                                                    (UNAUDITED)        2008(a)
-------                                                 ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $  8.70          $ 10.00
                                                             -------          -------
Income from investment operations(b):
   Net investment income (loss)(c) ..................           0.02              (--)(d)
   Net realized and unrealized gains (losses) .......          (3.48)           (1.30)
                                                             -------          -------
Total from investment operations ....................          (3.46)           (1.30)
                                                             -------          -------
Less distributions from net investment income .......          (0.02)              --
                                                             -------          -------
Net asset value, end of period ......................        $  5.22          $  8.70
                                                             =======          =======
Total return(e) .....................................         (39.75)%         (13.00)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ...           5.95%            7.43%
Expenses net of waiver and payments by affiliates ...           1.45%(g)         1.45%
Net investment income (loss) ........................           0.76%           (0.16)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $ 3,084          $ 4,431
Portfolio turnover rate .............................           7.49%            5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                         SIX MONTHS ENDED   PERIOD ENDED
                                                         JANUARY 31, 2009     JULY 31,
CLASS C                                                     (UNAUDITED)        2008(a)
-------                                                  ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  8.69          $ 10.00
                                                             -------          -------
Income from investment operations(b):
   Net investment income (loss)(c) ...................         (0.02)           (0.01)
   Net realized and unrealized gains (losses) ........         (3.46)           (1.30)
                                                             -------          -------
Total from investment operations .....................         (3.48)           (1.31)
                                                             -------          -------
Less distributions from net investment income ........         (0.01)              --
                                                             -------          -------
Net asset value, end of period .......................       $  5.20          $  8.69
                                                             =======          =======
Total return(d) ......................................        (39.89)%         (13.10)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ....          6.60%            8.13%
Expenses net of waiver and payments by affiliates ....          2.10%(f)         2.15%
Net investment income (loss) .........................          0.11%           (0.86)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $   177          $    51
Portfolio turnover rate ..............................          7.49%            5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                         SIX MONTHS ENDED   PERIOD ENDED
                                                         JANUARY 31, 2009     JULY 31,
CLASS R                                                     (UNAUDITED)        2008(a)
-------                                                  ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  8.70          $ 10.00
                                                             -------          -------
Income from investment operations(b):
   Net investment income (loss)(c) ...................          0.02            (0.01)
   Net realized and unrealized gains (losses) ........         (3.49)           (1.29)
                                                             -------          -------
Total from investment operations .....................         (3.47)           (1.30)
                                                             -------          -------
Less distributions from net investment income ........         (0.01)              --
                                                             -------          -------
Net asset value, end of period .......................       $  5.22          $  8.70
                                                             =======          =======
Total return(d) ......................................        (39.85)%         (13.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ....          6.15%            7.63%
Expenses net of waiver and payments by affiliates ....          1.65%(f)         1.65%
Net investment income (loss) .........................          0.56%           (0.36)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $     7          $     9
Portfolio turnover rate ..............................          7.49%            5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                         SIX MONTHS ENDED   PERIOD ENDED
                                                         JANUARY 31, 2009     JULY 31,
ADVISOR CLASS                                               (UNAUDITED)        2008(a)
-------------                                            ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $  8.71          $ 10.00
                                                             -------          -------
Income from investment operations(b):
   Net investment income(c) ..........................          0.02               --(d)
   Net realized and unrealized gains (losses) ........         (3.48)           (1.29)
                                                             -------          -------
Total from investment operations .....................         (3.46)           (1.29)
                                                             -------          -------
Less distributions from net investment income ........         (0.03)              --
                                                             -------          -------
Net asset value, end of period .......................       $  5.22          $  8.71
                                                             =======          =======
Total return(e) ......................................        (39.69)%         (12.90)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ....          5.65%            7.13%
Expenses net of waiver and payments by affiliates ....          1.15%(g)         1.15%
Net investment income ................................          1.06%            0.14%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................       $    53          $    10
Portfolio turnover rate ..............................          7.49%            5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2009 (UNAUDITED)

    FRANKLIN INTERNATIONAL GROWTH FUND                                                           COUNTRY       SHARES      VALUE
    ----------------------------------                                                       --------------   -------   ----------
    COMMON STOCKS 89.3%
    AEROSPACE & DEFENSE 2.8%
    MTU Aero Engines Holding AG ..........................................................       Germany        3,300   $   92,355
                                                                                                                        ----------
    BEVERAGES 1.2%
    Anheuser-Busch InBev NV ..............................................................       Belgium        1,550       39,474
                                                                                                                        ----------
    BIOTECHNOLOGY 3.2%
    CSL Ltd. .............................................................................      Australia       4,450      106,041
                                                                                                                        ----------
    CAPITAL MARKETS 4.5%
    Macquarie Group Ltd. .................................................................      Australia       4,100       67,713
    Man Group PLC ........................................................................   United Kingdom    27,900       83,522
                                                                                                                        ----------
                                                                                                                           151,235
                                                                                                                        ----------
    CHEMICALS 3.6%
    Syngenta AG ..........................................................................     Switzerland        610      118,577
                                                                                                                        ----------
    COMMERCIAL BANKS 3.0%
(a) Anglo Irish Bancorp PLC ..............................................................       Ireland       11,500        3,052
    National Bank of Greece SA ...........................................................       Greece         5,800       97,780
                                                                                                                        ----------
                                                                                                                           100,832
                                                                                                                        ----------
    CONSTRUCTION & ENGINEERING 0.2%
    Boart Longyear Group .................................................................      Australia      63,900        7,715
                                                                                                                        ----------
    DISTRIBUTORS 3.3%
    Li & Fung Ltd. .......................................................................      Hong Kong      54,000      109,476
                                                                                                                        ----------
    DIVERSIFIED FINANCIAL SERVICES 2.0%
    Deutsche Boerse AG ...................................................................       Germany        1,290       65,177
                                                                                                                        ----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.6%
    Telenor ASA ..........................................................................       Norway         8,080       52,866
                                                                                                                        ----------
    ELECTRICAL EQUIPMENT 2.3%
    ABB Ltd. .............................................................................     Switzerland      5,800       75,697
                                                                                                                        ----------
    ENERGY EQUIPMENT & SERVICES 7.0%
    Saipem SpA ...........................................................................        Italy         5,900       90,409
    Wellstream Holdings PLC ..............................................................   United Kingdom     8,800       60,926
    WorleyParsons Ltd. ...................................................................      Australia       8,600       82,465
                                                                                                                        ----------
                                                                                                                           233,800
                                                                                                                        ----------
    FOOD & STAPLES RETAILING 5.3%
    Tesco PLC ............................................................................   United Kingdom    20,500      106,581
    Woolworths Ltd. ......................................................................      Australia       4,000       70,408
                                                                                                                        ----------
                                                                                                                           176,989
                                                                                                                        ----------
    HEALTH CARE EQUIPMENT & SUPPLIES 10.3%
    Cochlear Ltd. ........................................................................      Australia       2,100       78,705
    Essilor International SA .............................................................       France         2,000       76,439
    Getinge AB, B ........................................................................       Sweden         6,900       92,103
    Terumo Corp. .........................................................................        Japan         2,800       96,171
                                                                                                                        ----------
                                                                                                                           343,418
                                                                                                                        ----------
    HOUSEHOLD DURABLES 0.9%
(b) Urbi, Desarrollos Urbanos, SAB de CV .................................................       Mexico        28,000       28,790
                                                                                                                        ----------


                             Semiannual Report | 25

Franklin Global Trust

    FRANKLIN INTERNATIONAL GROWTH FUND                                                           COUNTRY       SHARES      VALUE
    ----------------------------------                                                       --------------   -------   ----------
    COMMON STOCKS (CONTINUED)
    HOUSEHOLD PRODUCTS 3.0%
    Reckitt Benckiser Group PLC ..........................................................   United Kingdom     2,600   $  100,948
                                                                                                                        ----------
    INSURANCE 2.5%
    QBE Insurance Group Ltd. .............................................................      Australia       5,370       81,897
                                                                                                                        ----------
    LEISURE EQUIPMENT & PRODUCTS 1.8%
    Li Ning Co. Ltd. .....................................................................        China        43,500       61,485
                                                                                                                        ----------
    LIFE SCIENCES TOOLS & SERVICES 3.7%
(b) QIAGEN NV ............................................................................     Netherlands      7,100      121,875
                                                                                                                        ----------
    MEDIA 2.7%
(b) Eutelsat Communications ..............................................................       France         4,200       89,850
                                                                                                                        ----------
    PERSONAL PRODUCTS 3.3%
    Hengan International Group Co. Ltd. ..................................................        China        33,000      110,652
                                                                                                                        ----------
    PROFESSIONAL SERVICES 1.6%
    Societe Generale de Surveillance Holdings SA .........................................     Switzerland         50       53,015
                                                                                                                        ----------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 4.6%
    Hang Lung Properties Ltd. ............................................................      Hong Kong      38,000       87,232
    Hongkong Land Holdings Ltd. ..........................................................      Hong Kong      30,000       64,200
                                                                                                                        ----------
                                                                                                                           151,432
                                                                                                                        ----------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
    ARM Holdings PLC .....................................................................   United Kingdom    52,000       69,249
                                                                                                                        ----------
    SOFTWARE 2.9%
    The Sage Group PLC ...................................................................   United Kingdom    36,500       95,943
                                                                                                                        ----------
    SPECIALTY RETAIL 2.8%
    Esprit Holdings Ltd. .................................................................      Hong Kong      17,000       91,642
                                                                                                                        ----------
    TEXTILES, APPAREL & LUXURY GOODS 2.1%
    Luxottica Group SpA, ADR .............................................................        Italy         5,000       71,100
                                                                                                                        ----------
    TRADING COMPANIES & DISTRIBUTORS 2.5%
    Noble Group Ltd. .....................................................................      Hong Kong     118,000       82,094
                                                                                                                        ----------
    WIRELESS TELECOMMUNICATION SERVICES 2.5%
    America Movil SAB de CV, L, ADR ......................................................       Mexico         2,900       82,679
                                                                                                                        ----------
    TOTAL COMMON STOCKS (COST $5,254,248)                                                                                2,966,303
                                                                                                                        ----------
    SHORT TERM INVESTMENTS (COST $228,786) 6.9%
    MONEY MARKET FUNDS 6.9%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.39% .................    United States   228,786      228,786
                                                                                                                        ----------
    TOTAL INVESTMENTS (COST $5,483,034) 96.2% ............................................                               3,195,089
    OTHER ASSETS, LESS LIABILITIES 3.8% ..................................................                                 126,274
                                                                                                                        ----------
    NET ASSETS 100.0% ....................................................................                              $3,321,363
                                                                                                                        ==========

See Abbreviations on page 47.

(a) Security has been deemed illiquid because it may not be sold within seven days. At January 31, 2009, the value of this security was $3,052, representing less than 0.01% of net assets.

(b)  Non-income producing for the twelve months ended January 31, 2009.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             26 | Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                   SIX MONTHS ENDED   PERIOD ENDED
                                                                                   JANUARY 31, 2009     JULY 31,
CLASS A                                                                               (UNAUDITED)        2008(a)
-------                                                                            ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $ 19.88         $ 22.43
                                                                                        -------         -------
Income from investment operations(b):
   Net investment income(c) ....................................................           0.06            0.08
   Net realized and unrealized gains (losses) ..................................          (6.45)          (2.63)
                                                                                        -------         -------
Total from investment operations ...............................................          (6.39)          (2.55)
                                                                                        -------         -------
Less distributions from:
   Net investment income .......................................................          (0.40)             --
   Net realized gains ..........................................................          (4.40)             --
                                                                                        -------         -------
Total distributions ............................................................          (4.80)             --
                                                                                        -------         -------
Redemption fees(d) .............................................................             --              --(e)
                                                                                        -------         -------
Net asset value, end of period .................................................        $  8.69         $ 19.88
                                                                                        =======         =======
Total return(f) ................................................................         (33.05)%        (11.37)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ........           2.28%           1.74%
Expenses net of waiver and payments by affiliates ..............................           1.25%           1.26%
Expenses net of waiver and payments by affiliates and expense reduction ........           1.25%(h)        1.25%
Net investment income ..........................................................           1.94%           1.33%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................        $ 1,599         $   145
Portfolio turnover rate ........................................................          25.04%          70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                   SIX MONTHS ENDED   PERIOD ENDED
                                                                                   JANUARY 31, 2009     JULY 31,
CLASS C                                                                               (UNAUDITED)        2008(a)
-------                                                                            ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $ 19.86         $ 22.43
                                                                                        -------         -------
Income from investment operations(b):
   Net investment income(c) ....................................................           0.04            0.04
   Net realized and unrealized gains (losses) ..................................          (6.45)          (2.61)
                                                                                        -------         -------
Total from investment operations ...............................................          (6.41)          (2.57)
                                                                                        -------         -------
Less distributions from:
   Net investment income .......................................................          (0.36)             --
   Net realized gains ..........................................................          (4.40)             --
                                                                                        -------         -------
Total distributions ............................................................          (4.76)             --
                                                                                        -------         -------
Redemption fees(d) .............................................................             --              --(e)
                                                                                        -------         -------
Net asset value, end of period .................................................        $  8.69         $ 19.86
                                                                                        =======         =======
Total return(f) ................................................................         (33.11)%        (11.46)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ........           2.98%           2.44%
Expenses net of waiver and payments by affiliates ..............................           1.95%           1.96%
Expenses net of waiver and payments by affiliates and expense reduction ........           1.95%(h)        1.95%
Net investment income ..........................................................           1.24%           0.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................        $   227         $    79
Portfolio turnover rate ........................................................          25.04%          70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                   SIX MONTHS ENDED   PERIOD ENDED
                                                                                   JANUARY 31, 2009     JULY 31,
CLASS R                                                                               (UNAUDITED)        2008(a)
-------                                                                            ----------------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................        $ 19.87         $ 22.43
                                                                                        -------         -------
Income from investment operations(b):
   Net investment income(c) ....................................................           0.12            0.07
   Net realized and unrealized gains (losses) ..................................          (6.52)          (2.63)
                                                                                        -------         -------
Total from investment operations ...............................................          (6.40)          (2.56)
                                                                                        -------         -------
Less distributions from:
   Net investment income .......................................................          (0.36)             --
   Net realized gains ..........................................................          (4.40)             --
                                                                                        -------         -------
Total distributions ............................................................          (4.76)             --
                                                                                        -------         -------
Redemption fees(d) .............................................................             --              --(e)
                                                                                        -------         -------
Net asset value, end of period .................................................        $  8.71         $ 19.87
                                                                                        =======         =======
Total return(f) ................................................................         (33.23)%        (11.37)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ........           2.48%           1.94%
Expenses net of waiver and payments by affiliates ..............................           1.45%           1.46%
Expenses net of waiver and payments by affiliates and expense reduction ........           1.45%(h)        1.45%
Net investment income ..........................................................           1.74%           1.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................        $     2         $     4
Portfolio turnover rate ........................................................          25.04%          70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 29

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                         SIX MONTHS ENDED                 YEAR ENDED JULY 31,
                                                         JANUARY 31, 2009  ------------------------------------------------
ADVISOR CLASS                                               (UNAUDITED)      2008       2007     2006     2005        2004
-------------                                            ----------------  -------    -------  -------  -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................      $ 19.90       $ 31.70    $ 24.45  $ 19.11  $ 15.70     $ 12.06
                                                             -------       -------    -------  -------  -------     -------
Income from investment operations(a):
   Net investment income(b) ...........................         0.17          0.41       0.17     0.23     0.16        0.02
   Net realized and unrealized gains (losses) .........        (6.59)        (5.13)      7.58     6.94     5.12        4.07
                                                             -------       -------    -------  -------  -------     -------
Total from investment operations ......................        (6.42)        (4.72)      7.75     7.17     5.28        4.09
                                                             -------       -------    -------  -------  -------     -------
Less distributions from:
   Net investment income ..............................        (0.41)        (0.20)     (0.09)   (0.22)   (0.03)      (0.08)
   Net realized gains .................................        (4.40)        (6.88)     (0.41)   (1.61)   (1.84)      (0.37)
                                                             -------       -------    -------  -------  -------     -------
Total distributions ...................................        (4.81)        (7.08)     (0.50)   (1.83)   (1.87)      (0.45)
                                                             -------       -------    -------  -------  -------     -------
Redemption fees(c) ....................................           --            --(d)      --       --       --          --
                                                             -------       -------    -------  -------  -------     -------
Net asset value, end of period ........................      $  8.67       $ 19.90    $ 31.70  $ 24.45  $ 19.11     $ 15.70
                                                             =======       =======    =======  =======  =======     =======
Total return(e) .......................................       (33.15)%      (17.16)%    32.04%   38.39%   35.86%      34.25%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates
   and expense reduction ..............................         1.98%         1.44%      1.26%    1.21%    1.48%       1.53%
Expenses net of waiver and payments by
   affiliates .........................................         0.95%         0.96%      0.96%    0.96%    0.95%       0.95%
Expenses net of waiver and payments by affiliates
   and expense reduction ..............................         0.95%(g)      0.95%      0.95%    0.95%    0.95%(g)    0.95%(g)
Net investment income .................................         2.24%         1.63%      0.63%    0.93%    0.95%       0.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................      $ 8,855       $23,271    $43,518  $55,646  $16,382     $ 8,653
Portfolio turnover rate ...............................        25.04%        70.52%     51.78%   78.53%  113.27%     108.64%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             30 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2009 (UNAUDITED)

    FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND                                               COUNTRY        SHARES       VALUE
    --------------------------------------------                                           --------------   ---------   -----------
    COMMON STOCKS 94.0%
    AEROSPACE & DEFENSE 2.7%
    MTU Aero Engines Holding AG ........................................................       Germany         10,300   $   288,263
                                                                                                                        -----------
    BIOTECHNOLOGY 2.7%
    Genus PLC ..........................................................................   United Kingdom      29,612       286,894
                                                                                                                        -----------
    CHEMICALS 1.6%
    Symrise AG .........................................................................       Germany         18,600       173,676
                                                                                                                        -----------
    COMMERCIAL SERVICES & SUPPLIES 2.6%
    Homeserve PLC ......................................................................   United Kingdom      19,900       282,773
                                                                                                                        -----------
    DIVERSIFIED CONSUMER SERVICES 2.3%
    Dignity PLC ........................................................................   United Kingdom      27,820       245,708
                                                                                                                        -----------
    DIVERSIFIED FINANCIAL SERVICES 12.3%
(a) Neovia Financial PLC ...............................................................   United Kingdom   1,051,300       736,251
(a) RHJ International ..................................................................       Belgium        121,120       573,221
                                                                                                                        -----------
                                                                                                                          1,309,472
                                                                                                                        -----------
    ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 0.9%
(a) Orbotech Ltd. ......................................................................       Israel          21,900        91,104
                                                                                                                        -----------
    FOOD PRODUCTS 12.6%
(a) Aryzta AG ..........................................................................     Switzerland        7,300       182,453
    Hsu Fu Chi International Ltd. ......................................................      Singapore       708,300       445,841
    Vitasoy International Holdings Ltd. ................................................      Hong Kong     1,752,600       723,276
                                                                                                                        -----------
                                                                                                                          1,351,570
                                                                                                                        -----------
    HEALTH CARE EQUIPMENT & SUPPLIES 1.4%
    Omega Pharma SA ....................................................................       Belgium          4,830       150,436
                                                                                                                        -----------
    HOTELS, RESTAURANTS & LEISURE 5.5%
    Paddy Power PLC ....................................................................       Ireland         15,400       212,720
    USJ Co., Ltd. ......................................................................        Japan             830       373,646
                                                                                                                        -----------
                                                                                                                            586,366
                                                                                                                        -----------
    INSURANCE 4.5%
(a) Lancashire Holdings Ltd. ...........................................................   United Kingdom      72,260       477,474
                                                                                                                        -----------
    LEISURE EQUIPMENT & PRODUCTS 4.3%
    Jumbo SA ...........................................................................       Greece          35,540       215,477
    Vitec Group PLC ....................................................................   United Kingdom      90,000       244,279
                                                                                                                        -----------
                                                                                                                            459,756
                                                                                                                        -----------
    MACHINERY 3.1%
    Schindler Holding AG, PC ...........................................................     Switzerland        7,300       329,430
                                                                                                                        -----------
    MARINE 2.3%
    Kuehne & Nagel International AG ....................................................     Switzerland        4,400       242,748
                                                                                                                        -----------
    MEDIA 12.0%
    ASATSU-DK Inc. .....................................................................        Japan          22,900       458,178
    CTS Eventim AG .....................................................................       Germany         13,630       436,376
    Rightmove PLC ......................................................................   United Kingdom      56,800       138,916
    Sky Perfect JSAT Holdings Inc. .....................................................        Japan             600       253,765
                                                                                                                        -----------
                                                                                                                          1,287,235
                                                                                                                        -----------


                             Semiannual Report | 31

Franklin Global Trust

    FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND                                               COUNTRY        SHARES       VALUE
    --------------------------------------------                                           --------------   ---------   -----------
    COMMON STOCKS (CONTINUED)
    OFFICE ELECTRONICS 6.1%
    Neopost SA .........................................................................       France           8,034   $   648,074
                                                                                                                        -----------
    PROFESSIONAL SERVICES 1.3%
    Experian PLC .......................................................................   United Kingdom      22,200       139,281
                                                                                                                        -----------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 6.6%
    Daibiru Corp. ......................................................................        Japan          72,400       648,634
    Savills PLC ........................................................................   United Kingdom      16,700        59,144
                                                                                                                        -----------
                                                                                                                            707,778
                                                                                                                        -----------
    SPECIALTY RETAIL 9.2%
    Carpetright PLC ....................................................................   United Kingdom      98,560       556,841
    Signet Jewelers Ltd. ...............................................................   United Kingdom      60,105       426,383
                                                                                                                        -----------
                                                                                                                            983,224
                                                                                                                        -----------
    TOTAL COMMON STOCKS (COST $15,519,533) .............................................                                 10,041,262
                                                                                                                        -----------



                                                                                                            PRINCIPAL
                                                                                                              AMOUNT
                                                                                                            ---------
    SHORT TERM INVESTMENTS (COST $655,000) 6.1%
    TIME DEPOSITS 6.1%
    Paribas Corp., 0.28%, 2/02/09 ......................................................    United States   $ 655,000       655,000
                                                                                                                        -----------
    TOTAL INVESTMENTS (COST $16,174,533) 100.1% ........................................                                 10,696,262
    OTHER ASSETS, LESS LIABILITIES (0.1)% ..............................................                                    (12,668)
                                                                                                                        -----------
    NET ASSETS 100.0% ..................................................................                                $10,683,594
                                                                                                                        ===========

See Abbreviations on page 47.

(a)  Non-income producing for the twelve months ended January 31, 2009.

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2009 (unaudited)

                                                                              FRANKLIN
                                                              FRANKLIN     INTERNATIONAL
                                                           INTERNATIONAL     SMALL CAP
                                                            GROWTH FUND     GROWTH FUND
                                                           -------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................   $ 5,254,248      $16,174,533
      Cost - Sweep Money Fund (Note 7) .................       228,786               --
                                                           -----------      -----------
      Total cost of investments ........................   $ 5,483,034      $16,174,533
                                                           ===========      ===========
      Value - Unaffiliated issuers .....................   $ 2,966,303      $10,696,262
      Value - Sweep Money Fund (Note 7) ................       228,786               --
                                                           -----------      -----------
         Total value of investments ....................     3,195,089       10,696,262
   Cash ................................................            --            2,571
   Foreign currency, at value (cost $21,936 and $0).....        21,958               --
   Receivables:
      Capital shares sold ..............................        35,482           35,065
      Dividends ........................................            --           10,032
      Affiliates .......................................        62,094           15,676
   Offering costs ......................................        28,208               --
                                                           -----------      -----------
         Total assets ..................................     3,342,831       10,759,606
                                                           -----------      -----------
Liabilities:
   Payables:
      Investment securities purchased ..................            --           22,067
      Capital shares redeemed ..........................            --            1,835
      Custodian fees ...................................            --            5,954
      Reports to shareholders ..........................         1,256            6,573
      Professional fees ................................        12,635           17,417
      Registration and filing fees .....................         3,224           20,720
   Accrued expenses and other liabilities ..............         4,353            1,446
                                                           -----------      -----------
         Total liabilities .............................        21,468           76,012
                                                           -----------      -----------
            Net assets, at value .......................   $ 3,321,363      $10,683,594
                                                           ===========      ===========
Net assets consist of:
   Paid-in capital .....................................   $ 5,818,997      $19,329,141
   Undistributed net investment income .................           161          181,546
   Net unrealized appreciation (depreciation) ..........    (2,287,923)      (5,478,933)
   Accumulated net realized gain (loss) ................      (209,872)      (3,348,160)
                                                           -----------      -----------
            Net assets, at value .......................   $ 3,321,363      $10,683,594
                                                           ===========      ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Franklin Global Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
January 31, 2009 (unaudited)

                                                                                                       FRANKLIN
                                                                                       FRANKLIN     INTERNATIONAL
                                                                                    INTERNATIONAL     SMALL CAP
                                                                                     GROWTH FUND     GROWTH FUND
                                                                                    -------------   -------------
CLASS A:
   Net assets, at value .........................................................     $3,084,479      $1,599,040
                                                                                      ----------      ----------
   Shares outstanding ...........................................................        591,016         183,971
                                                                                      ----------      ----------
   Net asset value per share(a) .................................................     $     5.22      $     8.69
                                                                                      ----------      ----------
   Maximum offering price per share (net asset value per share / 94.25%) ........     $     5.54      $     9.22
                                                                                      ----------      ----------
CLASS C:
   Net assets, at value .........................................................     $  176,914      $  227,142
                                                                                      ----------      ----------
   Shares outstanding ...........................................................         33,993          26,135
                                                                                      ----------      ----------
   Net asset value and maximum offering price per share(a) ......................     $     5.20      $     8.69
                                                                                      ----------      ----------
CLASS R:
   Net assets, at value .........................................................     $    7,252      $    2,013
                                                                                      ----------      ----------
   Shares outstanding ...........................................................          1,389             231
                                                                                      ----------      ----------
   Net asset value and maximum offering price per share .........................     $     5.22      $     8.71
                                                                                      ----------      ----------
ADVISOR CLASS:
   Net assets, at value .........................................................     $   52,718      $8,855,399
                                                                                      ----------      ----------
   Shares outstanding ...........................................................         10,098       1,021,239
                                                                                      ----------      ----------
   Net asset value and maximum offering price per share .........................     $     5.22      $     8.67
                                                                                      ----------      ----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the period ended January 31, 2009 (unaudited)

                                                                                                               FRANKLIN
                                                                                               FRANKLIN     INTERNATIONAL
                                                                                            INTERNATIONAL     SMALL CAP
                                                                                             GROWTH FUND     GROWTH FUND
                                                                                            -------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ..............................................................    $    37,130     $   248,653
      Sweep Money Fund (Note 7) .........................................................          1,869              --
   Interest .............................................................................             27          12,670
                                                                                             -----------     -----------
         Total investment income ........................................................         39,026         261,323
                                                                                             -----------     -----------
Expenses:
   Management fees (Note 3a) ............................................................         12,763          61,536
   Administrative fees (Note 3b) ........................................................          3,541          16,410
   Distribution fees: (Note 3c)
      Class A ...........................................................................          5,181           1,080
      Class C ...........................................................................            409             668
      Class R ...........................................................................             18               8
   Transfer agent fees (Note 3e) ........................................................          1,200           4,039
   Custodian fees (Note 4) ..............................................................            211           5,963
   Reports to shareholders ..............................................................          5,077          11,123
   Registration and filing fees .........................................................         19,240          42,834
   Professional fees ....................................................................         14,521          15,016
   Trustees' fees and expenses ..........................................................            135           1,410
   Amortization of offering costs .......................................................         42,198              --
   Other ................................................................................            930           3,168
                                                                                             -----------     -----------
         Total expenses .................................................................        105,424         163,255
         Expense reductions (Note 4) ....................................................            (18)            (58)
         Expenses waived/paid by affiliates (Note 3f) ...................................        (79,544)        (83,445)
                                                                                             -----------     -----------
            Net expenses ................................................................         25,862          79,752
                                                                                             -----------     -----------
               Net investment income ....................................................         13,164         181,571
                                                                                             -----------     -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .......................................................................       (151,784)     (3,950,226)
      Foreign currency transactions .....................................................         (2,178)       (123,906)
                                                                                             -----------     -----------
               Net realized gain (loss) .................................................       (153,962)     (4,074,132)
                                                                                             -----------     -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments .......................................................................     (1,700,022)     (3,413,018)
      Translation of other assets and liabilities denominated in foreign currencies .....            (66)         (4,740)
                                                                                             -----------     -----------
               Net change in unrealized appreciation (depreciation) .....................     (1,700,088)     (3,417,758)
                                                                                             -----------     -----------
Net realized and unrealized gain (loss) .................................................     (1,854,050)     (7,491,890)
                                                                                             -----------     -----------
Net increase (decrease) in net assets resulting from operations .........................    $(1,840,886)    $(7,310,319)
                                                                                             ===========     ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 35

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FRANKLIN INTERNATIONAL             FRANKLIN INTERNATIONAL
                                                                            GROWTH FUND                  SMALL CAP GROWTH FUND
                                                                ----------------------------------  -------------------------------
                                                                SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                                JANUARY 31, 2009    PERIOD ENDED    JANUARY 31, 2009    YEAR ENDED
                                                                   (UNAUDITED)    JULY 31, 2008(a)     (UNAUDITED)    JULY 31, 2008
                                                                ----------------  ----------------  ----------------  -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...........................     $    13,164       $   (1,217)      $    181,571     $    542,864
      Net realized gain (loss) from investments and foreign
         currency transactions ...............................        (153,962)         (71,142)        (4,074,132)       7,118,805
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets and
         liabilities denominated in foreign currencies .......      (1,700,088)        (587,835)        (3,417,758)     (14,504,767)
                                                                   -----------       ----------       ------------     ------------
            Net increase (decrease) in net assets resulting
               from operations ...............................      (1,840,886)        (660,194)        (7,310,319)      (6,843,098)
                                                                   -----------       ----------       ------------     ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................         (12,702)              --            (36,804)              --
         Class C .............................................            (241)              --             (3,891)              --
         Class R .............................................             (14)              --                (79)              --
         Advisor Class .......................................             (46)              --           (340,342)        (275,061)
      Net realized gains:
         Class A .............................................              --               --           (400,461)              --
         Class C .............................................              --               --            (47,322)              --
         Class R .............................................              --               --               (980)              --
         Advisor Class .......................................              --               --         (3,634,008)      (9,359,816)
                                                                   -----------       ----------       ------------     ------------
   Total distributions to shareholders .......................         (13,003)              --         (4,463,887)      (9,634,877)
                                                                   -----------       ----------       ------------     ------------
   Capital share transactions: (Note 2)
         Class A .............................................         471,473        5,081,470          2,074,116          148,693
         Class C .............................................         153,853           57,826            244,455           82,499
         Class R .............................................           2,123           10,000                 73            5,000
         Advisor Class .......................................          46,901           11,800         (3,359,524)      (3,777,789)
                                                                   -----------       ----------       ------------     ------------
   Total capital share transactions ..........................         674,350        5,161,096         (1,040,880)      (3,541,597)
                                                                   -----------       ----------       ------------     ------------
   Redemption fees ...........................................              --               --                 --              185
                                                                   -----------       ----------       ------------     ------------
               Net increase (decrease) in net assets .........      (1,179,539)       4,500,902        (12,815,086)     (20,019,387)
Net assets:
   Beginning of period .......................................       4,500,902               --         23,498,680       43,518,067
                                                                   -----------       ----------       ------------     ------------
   End of period .............................................     $ 3,321,363       $4,500,902       $ 10,683,594     $ 23,498,680
                                                                   ===========       ==========       ============     ============
Undistributed net investment income included in net assets:
   End of period .............................................     $       161       $       --       $    181,546     $    381,091
                                                                   ===========       ==========       ============     ============

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                             36 | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             Semiannual Report | 37

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Franklin International Growth Fund has reviewed the tax position as of January 31, 2009 and the Franklin International Small Cap Growth Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of January 31, 2009. The Funds have determined that no provision for income tax is required in the Funds' financial statements.


                             38 | Semiannual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                             Semiannual Report | 39

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                        FRANKLIN INTERNATIONAL   FRANKLIN INTERNATIONAL
                                                              GROWTH FUND         SMALL CAP GROWTH FUND
                                                        ----------------------   ----------------------
                                                          SHARES     AMOUNT        SHARES     AMOUNT
                                                         -------   ----------     -------   ----------
CLASS A SHARES:
Six Months ended January 31, 2009
   Shares sold ......................................    101,094   $  574,190     136,166   $1,734,978
   Shares issued in reinvestment of distributions ...        271        1,460      48,241      435,614
   Shares redeemed ..................................    (19,419)    (104,177)     (7,716)     (96,476)
                                                         -------   ----------     -------   ----------
   Net increase (decrease) ..........................     81,946   $  471,473     176,691   $2,074,116
                                                         =======   ==========     =======   ==========
Period ended July 31, 2008(a, b)
   Shares sold ......................................    511,562   $5,103,279       7,492   $  152,806
   Shares redeemed ..................................     (2,492)     (21,809)       (212)      (4,113)
                                                         -------   ----------     -------   ----------
   Net increase (decrease) ..........................    509,070   $5,081,470       7,280   $  148,693
                                                         =======   ==========     =======   ==========
CLASS C SHARES:
Six Months ended January 31, 2009
   Shares sold ......................................     43,924   $  240,857      17,046   $  199,265
   Shares issued in reinvestment of distributions ...         21          113       5,671       51,214
   Shares redeemed ..................................    (15,784)     (87,117)       (541)      (6,024)
                                                         -------   ----------     -------   ----------
   Net increase (decrease) ..........................     28,161   $  153,853      22,176   $  244,455
                                                         =======   ==========     =======   ==========
Period ended July 31, 2008(a, b)
   Shares sold ......................................      5,832   $   57,826       4,406   $   91,771
   Shares redeemed ..................................         --           --        (447)      (9,272)
                                                         -------   ----------     -------   ----------
   Net increase (decrease) ..........................      5,832   $   57,826       3,959   $   82,499
                                                         =======   ==========     =======   ==========


                             40 | Semiannual Report

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                        FRANKLIN INTERNATIONAL    FRANKLIN INTERNATIONAL
                                                              GROWTH FUND         SMALL CAP GROWTH FUND
                                                        ----------------------   -----------------------
                                                           SHARES    AMOUNT       SHARES       AMOUNT
                                                           ------   -------      --------   ------------
CLASS R SHARES:
Six Months ended January 31, 2009
   Shares sold ......................................        388    $ 2,120             8   $         73
   Shares issued in reinvestment of distributions ...          1          3            --             --
                                                           -----    -------      --------   ------------
   Net increase (decrease) ..........................        389    $ 2,123             8   $         73
                                                           =====    =======      ========   ============
Period ended July 31, 2008(a, b)
   Shares sold ......................................      1,000    $10,000           223   $      5,000
                                                           -----    -------      --------   ------------
   Net increase (decrease) ..........................      1,000    $10,000           223   $      5,000
                                                           =====    =======      ========   ============
ADVISOR CLASS SHARES:
Six Months ended January 31, 2009
   Shares sold ......................................      9,085    $48,348       119,730   $  1,538,575
   Shares issued in reinvestment of distributions ...          2         12       241,589      2,174,305
   Shares redeemed ..................................       (174)    (1,459)     (509,539)    (7,072,404)
                                                           -----    -------      --------   ------------
   Net increase (decrease) ..........................      8,913    $46,901      (148,220)  $ (3,359,524)
                                                           =====    =======      ========   ============
Year ended July 31, 2008(a)
   Shares sold ......................................      1,185    $11,800       249,780   $  5,846,937
   Shares issued in reinvestment of distributions ...         --         --       311,055      6,896,048
   Shares redeemed ..................................         --         --      (764,278)   (16,520,774)
                                                           -----    -------      --------   ------------
   Net increase (decrease) ..........................      1,185    $11,800      (203,443)  $ (3,777,789)
                                                           =====    =======      ========   ============

(a) For the period June 3, 2008 (commencement of operations) to July 31, 2008 for the Franklin International Growth Fund.

(b) For the period May 15, 2008 (effective date) to July 31, 2008 for the Franklin International Small Cap Growth Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 41

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
      0.750%          Up to and including $500 million
      0.650%          Over $500 million, up to and including $1 billion
      0.600%          Over $1 billion, up to and including $1.5 billion
      0.550%          Over $1.5 billion, up to and including $6.5 billion
      0.525%          Over $6.5 billion, up to and including $11.5 billion
      0.500%          Over $11.5 billion, up to and including $16.5 billion
      0.490%          Over $16.5 billion, up to and including $19 billion
      0.480%          Over $19 billion, up to and including $21.5 billion
      0.470%          In excess of $21.5 billion

The Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin International Small Cap Growth Fund and receives from Advisers fees based on the average daily net assets of the fund.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. DISTRIBUTION FEES

The Funds' Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

                                        FRANKLIN
                        FRANKLIN      INTERNATIONAL
                      INTERNATIONAL     SMALL CAP
                       GROWTH FUND     GROWTH FUND
                      -------------   -------------
Class A ...........       0.35%           0.35%
Class C ...........       1.00%           1.00%
Class R ...........       0.50%           0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                             42 | Semiannual Report

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, changing the form of the plan from a compensation distribution plan to a reimbursement distribution plan. This change is effective February 1, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                      FRANKLIN
                                                      FRANKLIN     INTERNATIONAL
                                                   INTERNATIONAL     SMALL CAP
                                                    GROWTH FUND     GROWTH FUND
                                                   -------------   -------------
Sales charges retained net of commissions paid
   to unaffiliated broker/dealers ..............        $878           $4,117
Contingent deferred sales charges retained .....          --           $   10

E. TRANSFER AGENT FEES

For the period ended January 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                      FRANKLIN
                                                      FRANKLIN     INTERNATIONAL
                                                   INTERNATIONAL     SMALL CAP
                                                    GROWTH FUND     GROWTH FUND
                                                   -------------   -------------
Transfer agent fees ............................        $894           $2,686

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services, FT Institutional, and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end. After November 30, 2009, FT Services, FT Institutional, and Advisers may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At January 31, 2009, Advisers or an affiliate owned 78.56% and 21.16%, respectively, of the Franklin International Growth Fund's and the Franklin International Small Cap Growth Fund's outstanding shares.


                             Semiannual Report | 43

Franklin Global Trust

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended January 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2008, the Franklin International Growth Fund had tax basis capital losses of $53,986 expiring in 2016.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Franklin International Small Cap Growth Fund deferred realized currency losses of $19,970.

At January 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                      FRANKLIN
                                                      FRANKLIN     INTERNATIONAL
                                                   INTERNATIONAL     SMALL CAP
                                                    GROWTH FUND     GROWTH FUND
                                                   -------------   -------------
Cost of investments ............................    $ 5,484,958     $16,338,503
                                                    ===========     ===========
Unrealized appreciation ........................    $     5,462     $   393,436
Unrealized depreciation ........................     (2,295,331)     (6,035,677)
                                                    -----------     -----------
Net unrealized appreciation (depreciation) .....    $(2,289,869)    $(5,642,241)
                                                    ===========     ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2009, were as follows:

                                                                      FRANKLIN
                                                      FRANKLIN     INTERNATIONAL
                                                   INTERNATIONAL     SMALL CAP
                                                    GROWTH FUND     GROWTH FUND
                                                   -------------   -------------
Purchases ......................................      $823,778       $3,906,042
Sales ..........................................      $245,459       $9,203,569


                             44 | Semiannual Report

Franklin Global Trust

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Franklin International Growth Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

Effective, January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period ended January 31, 2009, the Funds did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.


                             Semiannual Report | 45

Franklin Global Trust

10. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                                     LEVEL 1     LEVEL 2   LEVEL 3      TOTAL
                                                   -----------   -------   -------   -----------
FRANKLIN INTERNATIONAL GROWTH FUND
   ASSETS:
      Investments in Securities ................   $ 3,192,037     $--      $3,052   $ 3,195,089
FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
   ASSETS:
      Investments in Securities ................   $10,696,262     $--      $   --   $10,696,262

At January 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the fund's fair value, were as follows:

                                                                       FRANKLIN
                                                                    INTERNATIONAL
                                                                     GROWTH FUND
                                                                    -------------
                                                                     INVESTMENTS
                                                                    IN SECURITIES
                                                                    -------------
Beginning Balance - August 1, 2008 ..............................       $   --
   Net realized gain (loss) .....................................           --
   Net change in unrealized appreciation (depreciation) .........         (121)
   Net purchases (sales) ........................................           --
   Transfers in and/or out of Level 3 ...........................        3,173
                                                                        ------
Ending Balance ..................................................       $3,052
                                                                        ======
Net change in unrealized appreciation (depreciation) attributable
   to assets still held at end of period ........................       $ (121)
                                                                        ======


                             46 | Semiannual Report

Franklin Global Trust

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt
PC  - Participation Certificate


                             Semiannual Report | 47

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

At July 31, 2008, more than 50% of the Franklin International Small Cap Growth Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the fund on these investments. As shown in the table below, the fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 12, 2008, to treat their proportionate share of foreign taxes paid by the fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

                                FOREIGN TAX PAID   FOREIGN SOURCE INCOME    FOREIGN QUALIFIED
CLASS                               PER SHARE            PER SHARE         DIVIDENDS PER SHARE
-----                           ----------------   ---------------------   -------------------
Class A .....................        $0.0315              $0.5748                $0.3437
Class C .....................        $0.0315              $0.5679                $0.3396
Class R .....................        $0.0315              $0.5572                $0.3299
Advisor Class ...............        $0.0315              $0.5752                $0.3440

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate), or as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund.(1)

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                             48 | Semiannual Report

Franklin Global Trust

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.


                             Semiannual Report | 49

Franklin Global Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             50 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation FunD
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN GLOBAL TRUST

INVESTMENT MANAGERS
Franklin Advisers, Inc.
Franklin Templeton Institutional, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT3 S2009 03/09








FRANKLIN TEMPLETON HIGH INCOME FUND


FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS
FRANKLIN TEMPLETON HIGH INCOME FUND

                                                    Six Months Ended                     Year Ended July 31,
                                                    January 31, 2009   -------------------------------------------------------
                                                       (unaudited)      2008        2007        2006        2005       2004(a)
                                                    ----------------   ------      ------      ------      ------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $  9.13       $ 9.75      $ 9.95      $10.58      $10.51       $10.00
                                                         -------       ------      ------      ------      ------       ------
Income from investment operations(b):
   Net investment income(c)                                 0.34         0.75        0.75        0.73        0.75         0.72
   Net realized and unrealized gains (losses)              (1.98)       (0.46)      (0.12)      (0.37)       0.45         0.61
                                                         -------       ------      ------      ------      ------       ------
Total from investment operations                           (1.64)        0.29        0.63        0.36        1.20         1.33
                                                         -------       ------      ------      ------      ------       ------
Less distributions from:
   Net investment income                                   (0.34)       (0.76)      (0.77)      (0.75)      (0.78)       (0.77)
   Net realized gains                                         --        (0.15)      (0.06)      (0.24)      (0.35)       (0.05)
                                                         -------       ------      ------      ------      ------       ------
Total distributions                                        (0.34)       (0.91)      (0.83)      (0.99)      (1.13)       (0.82)
                                                         -------       ------      ------      ------      ------       ------
Net asset value, end of period                           $  7.15       $ 9.13      $ 9.75      $ 9.95      $10.58       $10.51
                                                         -------       ------      ------      ------      ------       ------
Total return(d)                                           (18.06)%       2.87%       6.26%       3.61%      11.86%       13.53%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates           1.99%        1.73%       1.48%       1.33%       1.31%        1.36%
Expenses net of waiver and payments by affiliates           0.50%(f)     0.50%(f)    0.50%(f)    0.50%(f)    0.50%(f)     0.50%
Net investment income                                       8.65%        7.73%       7.29%       7.13%       7.07%        7.33%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $ 3,544       $5,769      $6,062      $7,069      $8,161       $7,337
Portfolio turnover rate                                    13.60%       27.98%      48.08%      54.31%      53.77%       82.00%

(a)  For the period August 25, 2003 (commencement of operations) to July 31,
     2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

                                Semiannual Report

FRANKLIN GLOBAL TRUST

FRANKLIN TEMPLETON HIGH INCOME FUND
STATEMENT OF INVESTMENTS, JANUARY 31, 2009 (UNAUDITED)

                                                                               SHARES        VALUE
                                                                             ----------   ----------
      SHORT TERM INVESTMENTS 100.4%
      MONEY MARKET FUNDS (COST $890,857) 25.1%
  (a) Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.39%     890,857    $  890,857
                                                                                          ----------

                                                                              PRINCIPAL
                                                                               AMOUNT
                                                                             ----------
      REPURCHASE AGREEMENTS (COST $2,667,429) 75.3%
 (b,) Joint Repurchase Agreement, 0.235%, 02/02/09 (Maturity Value
         $2,667,481)
      Banc of America Securities LLC (Maturity Value $417,515)
      Barclays Capital Inc. (Maturity Value $408,685)
      BNP Paribas Securities Corp. (Maturity Value $417,567)
      Credit Suisse Securities (USA) LLC (Maturity Value $417,567)
      Deutsche Bank Securities Inc. (Maturity Value $179,895)
      HSBC Securities (USA) Inc. (Maturity Value $417,567)
      UBS Securities LLC (Maturity Value $408,685)
         Collateralized by U.S. Government Agency Securities, 2.58% -
            7.125%, 3/10/09 - 2/28/18; (c)U.S. Government Agency
            Discount Note, 3/10/09; (c)U.S. Treasury Bills, 4/09/09 and
            U.S. Treasury Note, 1.50%, 10/31/10.                             $2,667,429    2,667,429
                                                                                          ----------
TOTAL INVESTMENTS (COST $3,558,286) 100.4%                                                 3,558,286
OTHER ASSETS, LESS LIABILITIES (0.4)%                                                        (14,027)
                                                                                          ----------
NET ASSETS 100.0%                                                                         $3,544,259
                                                                                          ==========

(a) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(b)  See Note 1(b) regarding joint repurchase agreement.

(c) A portion of the security is traded on a discount basis with no stated coupon rate.

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2009 (UNAUDITED)

                                                          Franklin Templeton
                                                           High Income Fund
                                                          ------------------
Assets:
   Investments in securities:
      Sweep Money Fund, at value and cost (Note 7)                890,857
      Repurchase agreements, at value and cost                  2,667,429
                                                              -----------
      Total investments                                       $ 3,558,286
                                                              -----------
   Receivables from Affiliates                                     25,230
                                                              -----------
         Total assets                                           3,583,516
                                                              -----------
Liabilities:
   Payables:
      Distributions to shareholders                                17,551
      Reports to shareholders                                       7,237
      Professional fees                                            11,851
      Registration and filing fees                                  2,517
   Accrued expenses and other liabilities                             101
                                                              -----------
         Total liabilities                                         39,257
                                                              -----------
            Net assets, at value                              $ 3,544,259
                                                              -----------
Net assets consist of:
   Paid-in capital                                            $ 5,289,623
   Distributions in excess of net investment income               (14,456)
   Accumulated net realized gain (loss)                        (1,730,908)
                                                              -----------
            Net assets, at value                              $ 3,544,259
                                                              -----------
   Shares outstanding                                             495,791
                                                              -----------
   Net asset value and maximum offering price per share       $      7.15
                                                              -----------

FRANKLIN GLOBAL TRUST

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

                                                                            Franklin
                                                                         Templeton High
                                                                          Income Fund
                                                                         --------------
Investment income:
   Dividends from Sweep Money Fund (Note 7)                               $     2,511
   Interest                                                                   216,818
                                                                          -----------
      Total investment income                                                 219,329
                                                                          -----------
Expenses:
   Management fees (Note 3a)                                                    6,484
   Administrative fees (Note 3b)                                                4,806
   Transfer agent fees (Note 3e)                                                   89
   Custodian fees (Note 4)                                                         94
   Reports to shareholders                                                      8,754
   Registration and filing fees                                                 7,768
   Professional fees                                                           15,759
   Trustees' fees and expenses                                                    251
   Other                                                                        3,783
                                                                          -----------
      Total expenses                                                           47,788
      Expense reductions (Note 4)                                                 (12)
      Expenses waived/paid by affiliates (Note 3e)                            (35,774)
                                                                          -----------
         Net expenses                                                          12,002
                                                                          -----------
            Net investment income                                             207,327
                                                                          -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments                               (1,691,472)
   Net change in unrealized appreciation (depreciation) on investments        469,978
                                                                          -----------
Net realized and unrealized gain (loss)                                    (1,221,494)
                                                                          -----------
Net increase (decrease) in net assets resulting from operations           $(1,014,167)
                                                                          -----------

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FRANKLIN TEMPLETON HIGH INCOME FUND
                                                                            --------------------------------------
                                                                            SIX MONTHS ENDED
                                                                            JANUARY 31, 2009   YEAR ENDED JULY 31,
                                                                               (UNAUDITED)             2008
                                                                            ----------------   -------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                   $   207,327          $  469,382
      Net realized gain (loss) from investments                                (1,691,472)            (31,619)
      Net change in unrealized appreciation (depreciation) on investments         469,978            (255,463)
                                                                              -----------          ----------
         Net increase (decrease) in net assets resulting from operations       (1,014,167)            182,300
                                                                              -----------          ----------
   Distributions to shareholders from:
      Net investment income                                                      (210,081)           (475,833)
      Net realized gains                                                               --             (94,531)
                                                                              -----------          ----------
   Total distributions to shareholders                                           (210,081)           (570,364)
                                                                              -----------          ----------
   Capital share transactions (Note 2)                                         (1,000,000)             94,531
                                                                              -----------          ----------
      Net increase (decrease) in net assets                                    (2,224,248)           (293,533)
Net assets:
   Beginning of period                                                          5,768,507           6,062,040
                                                                              -----------          ----------
   End of period                                                              $ 3,544,259          $5,768,507
                                                                              -----------          ----------
Distribution in excess of net investment income included in net assets:
   End of period                                                              $   (14,456)         $  (11,702)
                                                                              -----------          ----------

FRANKLIN GLOBAL TRUST

Notes to Financial Statements (unaudited)

FRANKLIN TEMPLETON HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six separate funds. The Franklin Templeton High Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Investments in open end mutual funds are valued at the closing net asset value.

B. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on January 31, 2009. The joint repurchase agreement is valued at cost.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of January 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                      Six Months Ended         Year Ended
                                      January 31, 2009       July 31, 2008
                                   ----------------------   ----------------
                                    Shares       Amount     Shares    Amount
                                   --------   -----------   ------   -------
Shares issued in reinvestment of
   distributions                         --   $        --    9,746   $94,531
Shares redeemed                    (135,870)   (1,000,000)      --        --
                                   --------   -----------    -----   -------
Net increase (decrease)            (135,870)  $(1,000,000)   9,746   $94,531
                                   --------   -----------    -----   -------

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                             AFFILIATION
----------                                             ----------------------
Fiduciary International, Inc. (Fiduciary)              Investment manager
Franklin Advisers, Inc. (Advisers)                     Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
   Services)                                           Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1under the 1940 Act. The Fund has not activated the plan.

D. TRANSFER AGENT FEES

For the period ended January 31, 2009, the Fund paid transfer agent fees of $89, of which $28 was retained by Investor Services.

E. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services, Fiduciary and Investor Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2009, FT Services, Fiduciary and Investor Services may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2008, the Fund had tax basis capital losses of $355 expiring in the 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2008, the Fund deferred realized capital losses of $38,455.

At January 31, 2009, the cost of investments for book and income tax purposes was the same.

Net investment income differ for financial statement and tax purposes primarily due to differing treatments of payments-in-kind and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, payments-in-kind and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended January 31, 2009, aggregated $511,930 and $4,667,033, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At January 31, 2009, there were two unaffiliated shareholders, one holding 54% and the other holding 23% of the Fund's outstanding shares.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period ended January 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009, in valuing the Fund's assets carried at fair value:

                                LEVEL 1     LEVEL 2    LEVEL 3      TOTAL
                               --------   ----------   -------   ----------
ASSETS:
   Investments in Securities   $890,857   $2,667,429     $--     $3,558,286

11. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

12. SUBSEQUENT EVENT

On February 24, 2009, the Board of Trustees approved a proposal to liquidate the Fund. The Fund liquidated on February 27, 2009.






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer, Chief Accounting Officer and Treasurer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer, Chief Accounting Officer and Treasurer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST



By /s/LAURA F. FERGERSON
  ---------------------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date  March 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ---------------------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date  March 27, 2009


By /s/GASTON GARDEY
  ---------------------------------------
      Gaston Gardey
      Chief Financial Officer, Chief
      Accounting Officer and Treasurer
Date  March 27, 2009